Exhibit 99.1(K)

HYUNDAI SECURITIES CO., LTD.

AND SUBSIDIARIES

Interim Consolidated Financial Statements

June 30, 2016 and 2015

HYUNDAI SECURITIES CO., LTD. and Subsidiaries

Index

June 30, 2016 and 2015

Page(s)

Report on Review of Interim Financial Statements	1~2

Interim Consolidated Financial Statements

Interim Consolidated Statement of Financial Position	3

Interim Consolidated Statement of Income	4

Interim Consolidated Statement of Comprehensive Income	5

Interim Consolidated Statement of Changes in Equity	6

Interim Consolidated Statement of Cash Flows	7

Notes to the Interim Consolidated Financial Statements	8~67

Report on Review of Interim Financial Statements

(English Translation of a Report Originally Issued in Korean)

To the Board of Directors and Shareholders of

Hyundai Securities Co., Ltd.

Reviewed Financial Statements

We have reviewed the accompanying interim consolidated financial statements of Hyundai Securities Co., Ltd. and its subsidiaries (collectively the “Group”). These financial statements consist of the interim consolidated statement of financial position of the Group as of June 30, 2016, and the related interim consolidated statements of income, comprehensive income for the three-month and six-month periods ended June 30, 2016 and 2015, and interim consolidated statements of changes in equity and cash flows for the six-month periods ended June 30, 2016 and 2015, and a summary of significant accounting policies and other explanatory notes, expressed in Korean won.

Management’s responsibility for the financial statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with the International Financial Reporting Standards as adopted by the Republic of Korea (Korean IFRS) 1034, Interim Financial Reporting, and for such internal control as management determines is necessary to enable the preparation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to issue a report on these consolidated financial statements based on our reviews.

We conducted our reviews in accordance with the quarterly and semi-annual review standards established by the Securities and Futures Commission of the Republic of Korea. A review of interim financial information consists of making inquiries, primarily of persons responsible for financial and accounting matters, and applying analytical and other review procedures. A review is substantially less in scope than an audit conducted in accordance with auditing standards generally accepted in the Republic of Korea and consequently does not enable us to obtain assurance that we would become aware of all significant matters that might be identified in an audit. Accordingly, we do not express an audit opinion.

Conclusion

Based on our reviews, nothing has come to our attention that causes us to believe the accompanying interim consolidated financial statements are not presented fairly, in all material respects, in accordance with the Korean IFRS 1034, Interim Financial Reporting.

Other matters

We have audited the consolidated statement of financial position of the Group as of December 31, 2015, and the related consolidated statements of income, comprehensive income, changes in equity and cash flows for the year then ended, in accordance with the Korean Standards on Auditing. We expressed an unqualified opinion on those financial statements in our audit report dated March 9, 2016. These financial statements are not included in this review report. The consolidated statement of financial position as of December 31, 2015, presented herein for comparative purposes, is consistent, in all material respects, with the above audited statement of financial position as of December 31, 2015.

Review standards and their application in practice vary among countries. The procedures and practices used in the Republic of Korea to review such financial statements may differ from those generally accepted and applied in other countries.

/s/ Samil PricewaterhouseCoopers

Seoul, Korea

August 16, 2016

This interim report is effective as of August 16, 2016, the review report date. Certain subsequent events or circumstances, which may occur between the review report date and the time of reading this report, could have a material impact on the accompanying interim consolidated financial statements and notes thereto. Accordingly, the readers of the review report should understand that there is a possibility that the above review report may have to be revised to reflect the impact of such subsequent events or circumstances, if any.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Interim Consolidated Statements of Financial Position

June 30, 2016 and December 31, 2015

(in Korean won)	Notes	June 30, 2016	December 31, 2015

Assets
Cash and deposits	5,37,41	2,237,985,908,838	2,086,708,270,523
Financial assets at fair value through profit or loss	6,37,38,39,41	13,732,823,919,843	12,855,479,151,256
Derivative financial assets	7,37	488,212,192,748	492,241,017,758
Available-for-sale financial assets	8,37,38,39,41	3,024,171,253,159	2,469,258,776,454
Held-to-maturity financial assets	9,37,38,39	16,468,659,641	18,023,409,998
Investments in associates	10	6,519,696,970	7,140,647,744
Loans	11,37,41	4,264,042,826,760	3,976,352,706,146
Property and equipment	13,41	140,678,470,735	167,970,083,428
Investment property	14	522,533,768,797	541,344,074,296
Intangible assets	15,41	192,466,815,614	196,780,858,898
Current tax assets		31,324,009,744	10,278,157,406
Deferred tax assets		40,695,195,441	43,985,868,284
Other financial assets	16,37	1,119,163,096,359	860,938,588,382
Other non-financial assets	17	42,026,930,180	52,631,622,170
Assets held-for-sale	18	33,972,593,674	—

Total assets		25,893,085,338,503	23,779,133,232,743

Liabilities
Deposits received	19,37,41	3,242,295,229,705	2,768,081,782,550
Financial liabilities at fair value through profit or loss	20,37	7,891,881,429,683	7,164,228,121,195
Derivative financial liabilities	7,37	758,064,691,754	859,256,827,661
Borrowings	21,37,41	9,417,973,352,505	8,680,246,914,365
Current tax liabilities		486,434,628	630,854,753
Net defined benefit liabilities	22	10,399,483,710	38,672,213,435
Deferred tax liabilities		4,407,839,699	14,859,993,833
Provisions		2,883,506,124	2,791,941,797
Other financial liabilities	23,37	1,132,040,161,751	846,951,028,197
Other non-financial liabilities	24	96,395,054,626	101,439,320,693

Total liabilities		22,556,827,184,185	20,477,158,998,479

Equity
Capital stock	1	1,183,062,650,000	1,183,062,650,000
Other paid-in capital	26	1,023,036,247,788	901,381,492,643
Retained earnings	12	985,068,665,534	1,059,126,163,928
Elements of other shareholders’ equity	27	145,090,590,996	158,403,927,693
Non-controlling interest		—	—

Total equity		3,336,258,154,318	3,301,974,234,264

Total liabilities and equity		25,893,085,338,503	23,779,133,232,743

The accompanying notes are an integral part of these interim consolidated financial statements.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Interim Consolidated Statements of Income

Three-Month and Six-Month Periods Ended June 30, 2016 and 2015

		Period Ended June 30
(in Korean won)	Notes	2016		2015
		Three Months	Six Months	Three Months	Six Months
Operating income
Fee and commission income	28,41	112,559,395,704	209,628,288,834	135,465,994,982	232,245,328,399
Gain on valuation and disposal of financial assets(liabilities)	29,41	644,977,598,860	1,617,902,906,835	491,992,828,294	1,131,802,725,091
Interest income	30,41	158,061,800,150	320,634,137,492	163,231,286,042	321,089,265,319
Gain on valuation and disposal of loans	37	785,580,882	4,778,016,486	12,357,684,095	25,533,798,868
Gain on foreign currency transactions		55,539,146,152	120,649,641,857	58,816,729,607	108,306,689,608
Other operating income	31	28,543,597,584	54,892,194,046	28,683,255,798	54,971,187,937

		1,000,467,119,332	2,328,485,185,550	890,547,778,818	1,873,948,995,222

Operating expenses
Fee and commission expense	28,41	18,780,943,888	36,348,457,608	15,501,287,586	28,884,150,683
Loss on valuation and disposal of financial assets(liabilities)	29,41	696,507,321,357	1,677,728,794,594	534,935,284,572	1,149,701,546,329
Interest expense	30,41	56,889,683,370	111,679,409,631	53,923,789,813	114,509,062,310
Loss on valuation and disposal of loans	37	33,777,154,615	46,642,486,422	10,054,441,505	10,057,807,700
Loss on foreign currency transactions		51,240,480,746	117,454,411,146	26,276,776,150	66,763,003,326
Payroll	32,41	77,099,548,608	150,952,944,907	95,160,698,139	177,029,435,550
Other selling and administrative expenses	33,41	64,080,941,962	125,861,089,869	57,096,566,954	117,194,591,930
Other operating expenses	31	7,682,920,791	11,445,753,939	3,961,608,318	11,792,431,584

		1,006,058,995,337	2,278,113,348,116	796,910,453,037	1,675,932,029,412

Operating profit(loss)		(5,591,876,005)	50,371,837,434	93,637,325,781	198,016,965,810
Non-operating income	34,41	15,239,460,856	21,024,248,562	11,569,693,540	16,944,922,448
Non-operating expenses	34	22,128,945,574	22,841,036,312	476,718,719	1,453,899,602

Profit(loss) before income tax		(12,481,360,723)	48,555,049,684	104,730,300,602	213,507,988,656
Income tax expense	35	971,955,407	12,664,356,578	20,771,604,508	42,822,468,032

Profit(loss) for the period		(13,453,316,130)	35,890,693,106	83,958,696,094	170,685,520,624

Attributable to:
Equity holders of the Parent Company	36	(13,453,316,130)	35,890,693,106	83,958,696,094	170,685,520,624
Non-controlling interest		—	—	—	—

Earnings per share
Basic and diluted earnings per share	36	(61)	163	382	776

The accompanying notes are an integral part of these interim consolidated financial statements.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Interim Consolidated Statements of Comprehensive Income

Three-Month and Six-Month Periods Ended June 30, 2016 and 2015

		Period Ended June 30
(in Korean won)	Notes	2016		2015
		Three Months	Six Months	Three Months	Six Months
Profit(loss) for the period		(13,453,316,130)	35,890,693,106	83,958,696,094	170,685,520,624

Other comprehensive income(loss)
Items that will not be reclassified to profit or loss
Remeasurements of the net defined benefit liabilities	20,27	(9,932,175)	(9,932,175)	(1,009,964)	795,722,668
Gains on revaluation of tangible assets	13,27	(5,920,087,446)	(5,920,087,446)	—	—
Items that may be subsequently reclassified to profit or loss
Gain(loss) on valuation of available-for-sale financial assets	8,27	(5,607,112,896)	(6,524,627,221)	4,958,685,967	32,244,267,996
Share of associates’ other changes in net assets	10,27	(13,571,728)	25,230,226	9,492,118	9,492,118
Gain(loss) on valuation of derivative instruments for net investment in a foreign operation hedge	27	89,188,645	(64,919,676)	(476,520,056)	496,561,931
Gain(loss) on foreign exchange difference	27	2,489,508,166	(819,000,405)	5,311,257,853	6,013,902,622

Other comprehensive income(loss) for the period, net of tax		(8,972,007,434)	(13,313,336,697)	9,801,905,918	39,559,947,335
Total comprehensive income(loss) for the period		(22,425,323,564)	22,577,356,409	93,760,602,012	210,245,467,959

Attributable to:
Equity holders of the Parent Company		(22,425,323,564)	22,577,356,409	93,760,602,012	210,245,467,959
Non-controlling interest		—	—	—	—

The accompanying notes are an integral part of these interim consolidated financial statements.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Interim Consolidated Statements of Changes in Equity

Six-Month Periods Ended June 30, 2016 and 2015

(in Korean won)	Shareholders of Parent Company
	Capital Stock	Other Paid in Capital	Retained Earnings	Other Components of Equity	Total	Non-controlling interest	Total Equity

Balances at January 1, 2015	1,183,062,650,000	901,381,492,643	790,399,870,985	129,643,482,672	3,004,487,496,300	—	3,004,487,496,300
Dividends	—	—	(10,994,798,200)	—	(10,994,798,200)	—	(10,994,798,200)
Total Comprehensive income
Profit for the period	—	—	170,685,520,624	—	170,685,520,624	—	170,685,520,624
Gain on valuation of available-for-sale financial assets	—	—	—	32,244,267,996	32,244,267,996	—	32,244,267,996
Share of associates’ other changes in net assets	—	—	—	9,492,118	9,492,118	—	9,492,118
Gain on revaluation of tangible assets	—	—	20,861,341	(20,861,341)	—	—	—
Remeasurements of net defined benefit liability	—	—	—	795,722,668	795,722,668	—	795,722,668
Gain on valuation of derivative instruments for net investment in a foreign operation hedge	—	—	—	496,561,931	496,561,931	—	496,561,931
Gain on foreign currency translation	—	—	—	6,013,902,622	6,013,902,622	—	6,013,902,622

Balances at June 30, 2015	1,183,062,650,000	901,381,492,643	950,111,454,750	169,182,568,666	3,203,738,166,059	—	3,203,738,166,059

Balances at January 1, 2016	1,183,062,650,000	901,381,492,643	1,059,126,163,928	158,403,927,693	3,301,974,234,264	—	3,301,974,234,264
Dividends	—	—	(109,948,191,500)	—	(109,948,191,500)	—	(109,948,191,500)
Sale of treasury stock	—	121,654,755,145	—	—	121,654,755,145	—	121,654,755,145
Total Comprehensive income
Profit for the period	—	—	35,890,693,106	—	35,890,693,106	—	35,890,693,106
Loss on valuation of available-for-sale financial assets	—	—	—	(6,524,627,221)	(6,524,627,221)	—	(6,524,627,221)
Share of associates’ other changes in net assets	—	—	—	25,230,226	25,230,226	—	25,230,226
Loss on revaluation of tangible assets	—	—	—	(5,920,087,446)	(5,920,087,446)	—	(5,920,087,446)
Remeasurements of net defined benefit liability	—	—	—	(9,932,175)	(9,932,175)	—	(9,932,175)
Loss on valuation of derivative instruments for net investment in a foreign operation hedge	—	—	—	(64,919,676)	(64,919,676)	—	(64,919,676)
Loss on foreign currency translation	—	—	—	(819,000,405)	(819,000,405)	—	(819,000,405)

Balance at June 30, 2016	1,183,062,650,000	1,023,036,247,788	985,068,665,534	145,090,590,996	3,336,258,154,318	—	3,336,258,154,318

The accompanying notes are an integral part of these interim consolidated financial statements.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Interim Consolidated Statements of Cash Flows

Six-Month Periods Ended June 30, 2016 and 2015

(in Korean won)	Notes	2016	2015

Cash flows from operating activities
Cash generated from operations
Profit for the period		35,890,693,106	170,685,520,624
Adjustment for non-cash items		(262,903,155,230)	(236,080,007,889)
Changes in operating assets and liabilities		(634,956,235,795)	713,863,156,886

		(861,968,697,919)	648,468,669,621
Interest received		336,530,203,227	316,652,725,547
Interest paid		(108,104,692,983)	(103,144,802,860)
Dividends received		27,416,810,269	27,370,995,622
Income tax paid		(41,005,135,182)	(34,117,711,471)

Net cash inflow(outflow) from operating activities		(647,131,512,588)	855,229,876,459

Cash flows from investing activities
Deposit in long-term financial instruments		297,945,500,000	82,642,379,939
Acquisition of available-for-sale financial assets		(1,648,682,467,354)	(1,632,192,593,766)
Disposal of available-for-sale financial assets		1,066,212,274,309	717,510,598,349
Acquisition of held-to-maturity financial assets		(898,740,000)	202,795,000
Disposal of held-to-maturity financial assets		2,455,507,530	—
Acquisition of investments of associates		(25,000,000,000)	(1,925,000,000)
Disposal of investment of associates		—	305,575,000
Acquisition of investments of subsidiaries		—	(1,539,620,000)
Disposal of investment of subsidiaries		2,189,231,654	3,662,184,120
Acquisition of property and equipment		(1,555,518,306)	(2,816,378,295)
Disposal of property and equipment		1,174,545	641,164,222
Acquisition of intangible assets		(2,899,087,197)	(1,312,456,135)
Disposal of intangible assets		875,000,000	1,576,700,000
Acquisition of investment property		—	(246,323,223)
Disposal of investment property		—	3,406,572,685

Net cash outflow from investing activities		(309,357,124,819)	(830,084,402,104)

Cash flows from financing activities
Decrease(Increase) in borrowings		863,182,641,597	(259,199,824,434)
Decrease in guarantee deposits received		(1,577,759,436)	(580,697,309)
Dividends paid	25	(109,948,191,500)	(10,994,798,200)
Sale of treasury stock		107,148,726,700	—

Net cash inflow(outflow) from financing activities		858,805,417,361	(270,775,319,943)

Effect of exchange rate changes on cash and cash equivalents		(823,665,015)	1,210,767,347

Net decrease in cash and cash equivalents		(98,506,885,061)	(244,419,078,241)
Cash and cash equivalents at the beginning of the year		394,748,335,070	672,265,960,957

Cash and cash equivalents at the end of the year		296,241,450,009	427,846,882,716

The accompanying notes are an integral part of these interim consolidated financial statements.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

1. The Company

Hyundai Securities Co., Ltd. (the “Company”) has Hyundai Securities America Inc. and 107 subsidiaries; information regarding the Company and its subsidiaries are as follows:

The Company was established in 1962, under the name of Kookil Securities Co., Ltd. on June 5, 1986, the Company changed its name to “Hyundai Securities Co., Ltd.” In 1975, the Company’s shares were listed on the Korean Stock Exchange. As of June 30, 2016, the Company has 97 branch offices in Korea and one overseas branch office.

As of June 30, 2016, all issued and outstanding shares are publicly traded, and after several capital increases, the capital stock of the Company is ~~W~~1,183,063 million and as of May 31, 2016, KB Financial Group Inc. holds 29.62% of common stock, since the largest shareholder has been changed from Hyundai Merchant Marine Co., Ltd. to KB Financial Group Inc.

Details of the consolidated subsidiaries as of June 30, 2016 and December 31, 2015 are as follows:

		Percentage of ownership (%)
Investor	Investee	June 30, 2016	December 31, 2015	Location	Financial year end	Industry
The Company	Hyundai Securities America Inc.	100.00	100.00	USA	December 31	Investment, advisory
	Hyundai Securities ASIA Ltd.	100.00	100.00	Hong Kong	December 31	Investment, advisory
	Hyundai Savings Bank	100.00	100.00	Korea	December 31	Savings bank
	Hyundai Asset Management Co., Ltd.	100.00	100.00	Korea	December 31	Collective investment business
	Korea Pacific No. 08 Ship Investment Co., Ltd.	—	99.57	—	—	—
	Jueun Power Middle 7	100.00	100.00	Korea	December 31	Funds
	G1 Shinhan Special Short Public Bonds H-3	100.00	100.00	Korea	December 31	Funds
	Hanareum Gold Middle 3	100.00	100.00	Korea	December 31	Funds
	Hyundai Youfirst Private Real Estate Trust 1	60.00	60.00	Korea	December 31	Funds
	Hyundai Smart Index Alpha Derivative Feeder Trust 1	97.68	97.00	Korea	December 31	Funds
	Hyundai Trust Bond Feeder Trust 1	99.87	99.89	Korea	December 31	Funds
	Hyundai Strong Korea Equity Trust 1	76.36	52.60	Korea	December 31	Funds
	Hyundai Kidzania Equity Feeder Trust 1	73.17	72.21	Korea	December 31	Funds
	Hyundai Value Plus Equity Feeder Trust 1	99.37	99.37	Korea	December 31	Funds
	Hyundai DynaMIX Securities Feeder Investment Trust 1	99.97	—	Korea	December 31	Funds
	Hyundai Quant Long Short Securities Feeder Investment Trust 1	100.00	—	Korea	December 31	Funds
	Hyundai China Index Plus Investment Trust 1	68.43	—	Korea	December 31	Funds
	Hyundai Group Plus Equity Feeder Trust 1	—	100.00	—	—	—
	Hyundai Strong-small Corporate Trust 1	79.33	76.75	Korea	December 31	Funds
	Hyundai Youfirst Private Equity Real Estate Investment Trusts 15 [1]	35.00	35.00	Korea	December 31	Funds
	Hyundai Global-multi Asset Investment Trust 1	—	100.00	—	—	—
	Heungkuk Highclass Private Real Estate Trust 21	100.00	100.00	Korea	December 31	Funds
	JB New Jersey Private Real Estate Fund 1	98.15	98.15	Korea	December 31	Funds

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

Heungkuk Global Highclass Private Real Estate Trust 23	100.00	100.00	Korea	December 31	Funds
Kyobo Axa Private Tomorrow Star Separate Taxation High Yield Securities Investment Trust 1	100.00	99.50	Korea	December 31	Funds
Aquila Global Real Assets Fund No.1 LP	99.96	99.96	Cayman Islands	December 31	Funds
Samsung Securities Co., Ltd. MMT 2	—	100.00	—	—	—
Samsung Securities Co., Ltd. MMT 4	100.00	—	Korea	December 31	Money Market Trust
Able Ocean Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Ms Sejong 4th Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Able DCM 2nd Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
M Square Dongchun 3rd Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Hthehill 5th Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Able DFI Series 1 Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Trynda 1 Co., Ltd. [1]	—	—	—	—	—
Able Land 1st Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Able DF Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Namyangjuhyado 1st Co., Ltd.[1]	—	—	Korea	December 31	Asset-backed securitization
Able E&D No.2 Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
2014 Ableopo 2nd Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Able DCM Blue Co.,Ltd [1]	—	—	Korea	December 31	Asset-backed securitization
Able DCM White Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Aa-03 2nd Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
R1-1 Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Able DCM 6th Co., Ltd.[1]	—	—	Korea	December 31	Asset-backed securitization
Happycell 1st. Co., Ltd.[1]	—	—	Korea	December 31	Asset-backed securitization
Ibneo 1st. Co., Ltd. [1]	—	—	—	—	—
Lsm 1st. Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Pure Gwanggyo 1st L.L.C. [1]	—	—	Korea	December 31	Asset-backed securitization
Beautiful House 1st L.L.C. [1]	—	—	Korea	December 31	Asset-backed securitization
Eco Gwanggyo 1st L.L.C. [1]	—	—	Korea	December 31	Asset-backed securitization
Smart Gwanggyo 1st L.L.C. [1]	—	—	Korea	December 31	Asset-backed securitization
Hws Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

Hdsinbu 3rd L.L.C. [1]	—	—	Korea	December 31	Asset-backed securitization
Able Gongpyung1st Co., Ltd. [1]	—	—	—	—	—
Annex Able Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Able Munhyeon 1st Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Able Munhyeon 2nd Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Able Haeundae 1st Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Able Mercury 1st Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Han-sung Dangjin 1st Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Able ST 1st Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Oxford Third Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
ELP 4th Co., Ltd. [1]	—	—	—	—	—
WJSY Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
BDSF 5th L.L.C. [1]	—	—	Korea	December 31	Asset-backed securitization
Huefore 1st Co., Ltd. [1]	—	—	—	—	—
Han-sung Asan 1st co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Huefore Myungji Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
MJ-10 The 4th Co., Ltd. [1]	—	—	—	—	—
IB Pro 1st Ltd. [1]	—	—	—	—	—
HDBK 2st Co,. Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
HDES 1st Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
HDBK 1st Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
SJB 1st Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
CD One 2nd Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
CD Two 2nd Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Able Rich 1st Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Able LKP Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Able Sosa 1st Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Able Sosa 2nd Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Preston 1st Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
Able Ns Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
ELP 5th Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

	Able Hana Co., Ltd [1]	—	—	Korea	December 31	Asset-backed securitization
	Able Sangdo 1st Co., Ltd [1]	—	—	—	—	—
	Able 7 Valley Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
	SM Sejong 1st Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
	Smart Dongtan 2nd Co., Ltd [1]	—	—	Korea	December 31	Asset-backed securitization
	Able HS Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
	IBUPC 2nd Co., Ltd [1]	—	—	Korea	December 31	Asset-backed securitization
	Able Mow 1st Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
	Able Yongjuk 1st Co., Ltd. [1]	—	—	Korea	December 31	Asset-backed securitization
	Able Lake 1st Co.,Ltd. [1]			Korea	December 31	Asset-backed securitization
	Able Quant Asia Pacific Feeder Fund (T.E.) Limited	100.00	100.00	Cayman Islands	December 31	Funds
Able Quant Asia Pacific Feeder Fund(T.E.) Limited	Able Quant Asia Pacific Master Fund Limited	100.00	100.00	Cayman Islands	December 31	Funds
Hyundai Securities ASIA Ltd. and others	Global Investment Opportunity Limited	100.00	100.00	Malaysia	December 31	Finance and real estate investment
	AQG CAPITAL MANAGEMENT PTE. LTD.	100.00	100.00	Singapore	December 31	Collective investment business
	HYUNDAI ABLE INVESTMENTS PTE. LTD.	100.00	100.00	Singapore	December 31	Trading investment business
Hyundai Smart Index Alpha Derivative Feeder Trust 1	Hyundai Smart Index Alpha Derivative Master Trust	99.52	99.57	Korea	December 31	Funds
Hyundai TRUST Bond Feeder Trust 1	Hyundai TRUST Bond Master Trust	92.92	89.88	Korea	December 31	Funds
Hyundai Value Plus Equity Feeder Trust 1 and others	Hyundai Value Plus Equity Master Trust	100.00	99.96	Korea	December 31	Funds
Hyundai DynaMIX Securities Feeder Investment Trust 1	Hyundai DynaMIX Securities Master Investment Trust	99.02	—	Korea	December 31	Funds
Hyundai Quant Long Short Securities Feeder Investment Trust 1	Hyundai Quant Long Short Securities Master Investment Trust	100.00	—	Korea	December 31	Funds

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

Hyundai Hyundai Group Plus Equity Feeder Trust 1	Hyundai Hyundai Group Plus Equity Master Trust	—	85.58	—	—	—
HYUNDAI Global-multi Asset Investment Trust 1	HYUNDAI Global-multi Asset Investment Master Trust	—	100.00	—	—	—
Aquila Global Real Assets Fund No.1 LP	AGRAF Real Estate No.1, Senningerberg	100.00	100.00	Luxembourg	December 31	Asset-backed securitization
AGRAF Real Estate No.1, Senningerberg	AGRAF Real Estate Holding No.1, Senningerberg	100.00	100.00	Luxembourg	December 31	Asset-backed securitization
AGRAF Real Estate Holding No.1, Senningerberg	Vierte CasaLog GmbH & Co. KG	94.90	94.90	Germany	December 31	Real estate investment
	HD 1 Grundstucksgesellschaft mbH & Co. KG	94.90	94.90	Germany	December 31	Real estate investment
	Sechste Casalog KG	94.90	94.90	Germany	December 31	Real estate investment
JB New Jersey Private Real Estate Fund 1	ABLE NJ DSM INVESTMENT REIT	99.18	99.18	USA	December 31	Real estate investment
ABLE NJ DSM INVESTMENT REIT	ABLE NJ DSM, LLC	100.00	100.00	USA	December 31	Real estate investment
Heungkuk Global Highclass Private Real Estate Trust 23	HYUNDAI ABLE INVESTMENT REIT	99.90	99.90	USA	December 31	Real estate investment
HYUNDAI ABLE INVESTMENT REIT	HYUNDAI ABLE PATRIOTS PARK, LLC	100.00	100.00	USA	December 31	Real estate investment
Able Ocean Co., Ltd.	Hyundai Ocean Star Ship Private 2	100.00	100.00	Korea	December 31	Funds
Hyundai Ocean Star Ship Private 2	Northeast Asia 41 Ship Investment Company	99.99	99.99	Korea	December 31	Other finance
Northeast Asia 41 Ship Investment Company	WISDOM SHAPLEY 41 SHIPPNG S.A.	100.00	100.00	Panama	December 31	Transport equipment rental
	WISDOM ROTH 41 SHIPPNG S.A.	100.00	100.00	Panama	December 31	Transport equipment rental

[1]	The Group has a substantive power over the special purpose entities (“SPEs”) and is exposed to variable returns. Accordingly, these SPEs are included in subsidiaries although the Group’s ownership is less than 50%.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

The companies such as Richmond Asan Private equity real estate investment trusts and others are excluded from the Group’s consolidation scope, as the companies do not have enough power to exercise control of the investees even though they hold more than half of ownership of the investees.

The details of new subsidiaries in consolidated financial statements for the six-month periods ended June 30, 2016, are as follows:

(a) Subsidiaries newly included in the consolidation

Subsidiary	Reason

ELP 5th Co., Ltd.	Newly established
Able Hana Co., Ltd.	Newly established
Able Sangdo 1st Co., Ltd	Newly established
Able 7 Valley Co., Ltd.	Newly established
SM Sejong 1st Co., Ltd.	Newly established
Smart Dongtan 2nd Co., Ltd.	Newly established
Able HS Co., Ltd.	Newly established
IBUPC 2nd Co., Ltd.	Newly established
Able Mow 1st Co., Ltd.	Newly established
Able Yongjuk 1st Co., Ltd.	Newly established
Able Lake 1st Co., Ltd.	Newly established
Samsung Securities Co., Ltd. MMT 4	Newly established
Hyundai DynaMIX Securities Feeder Investment Trust 1	Gain of controlling power
Hyundai Quant Long Short Securities Feeder Investment Trust 1	Gain of controlling power
Hyundai China Index Plus Investment Trust 1	Gain of controlling power
Hyundai DynaMIX Securities Master Investment Trust	Gain of controlling power
Hyundai Quant Long Short Securities Master Investment	Gain of controlling power

(b) Subsidiaries excluded from the consolidation

Subsidiary	Reason

Korea Pacific No. 08 Ship Investment Co., Ltd.	Liquidation
Hyundai Hyundai Group Plus Equity Feeder Trust 1	Loss of controlling power
Hyundai Global-multi Asset Investment Trust 1	Loss of controlling power
Samsung Securities Co., Ltd. MMT 2	Loss of controlling power
Trynda 1st Co., Ltd.	Loss of controlling power
Ibneo 1st. Co., Ltd.	Loss of controlling power
ELP 4th Co., Ltd.	Loss of controlling power
IB Pro 1st Co., Ltd.	Loss of controlling power
Hyundai Hyundai Group Plus Equity Master Trust	Loss of controlling power
Hyundai Global-multi Asset Investment Master Trust	Loss of controlling power
Able Gongpyung1st Co., Ltd.	Loss of controlling power
Huefore 1st Co., Ltd	Loss of controlling power
MJ-10 The 4th Co., Ltd.	Loss of controlling power
Able Sangdo 1st Co., Ltd	Loss of controlling power

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

Financial information of major subsidiaries as of June 30, 2016 and December 31, 2015, and for the six-month periods ended June 30, 2016 and 2015, is as follows:

(in thousands of Korean won)	June 30, 2016		2016
Name of subsidiaries	Assets	Liabilities	Operating Income	Net Income (loss)	Total Comprehensive Income (loss)
Hyundai Securities America Inc.	23,930,131	133,265	102,119	(457,008)	(602,213)
Hyundai Securities ASIA Ltd.	30,011,162	954,569	1,684,809	(1,110,411)	(1,315,416)
Hyundai Savings Bank	1,495,697,481	1,297,432,787	82,898,005	15,482,049	16,055,935
Hyundai Asset Management Co., Ltd.	31,237,186	647,846	5,137,204	377,437	403,887
Jueun Power Middle 7	19,195,699	936	189,712	196,202	196,202
G1 Shinhan Special Short Public Bonds H-3	86,967	8	855	842	842
Hanareum Gold Middle 3	123,028	7	56	66	66
Hyundai Youfirst Private Real Estate Trust 1	2,257,380	83,043	—	(22)	(22)
Hyundai Smart Index Alpha Derivative Feeder Trust 1	9,410,610	7,336	14,780	(16,884)	(16,884)
Hyundai Trust Bond Feeder Trust 1	13,696,165	7,009	1,182	(14,437)	(14,437)
Hyundai Strong Korea Equity Trust 1	21,206,022	563,162	2,896,269	(303,469)	(303,469)
Hyundai Kidzania Equity Feeder Trust 1	2,359,165	24,523	8,378	(6,203)	(6,203)
Hyundai Value Plus Equity Feeder Trust 1	14,553,244	14,277	2,645	(46,821)	(46,821)
Hyundai DynaMIX Securities Feeder Investment Trust 1	6,811,259	13,898	—	—	—
Hyundai Quant Long Short Securities Feeder Investment Trust 1	7,330,375	18,137	—	—	—
Hyundai China Index Plus Investment Trust 1	8,314,593	15,303	—	—	—
Hyundai Strong-small Corporate Trust 1	20,835,217	54,189	2,160,370	(50,497)	(50,497)
Hyundai Youfirst Private Equity Real Estate Investment Trusts 15	150,033,631	57,054	28,554,212	22,790,797	6,477,552
Heungkuk Highclass Private Real Estate Trust 21	17,524,968	67,655	1,496	800,535	800,535
JB New Jersey Private Real Estate Fund 1	16,221,508	1,206,283	4,757,865	971,313	971,313
Heungkuk Global Highclass Private Real Estate Trust 23	135,780,329	21,791	44,981,632	9,013,667	9,013,667
Kyobo Axa Private Tomorrow Star Separate Taxation High Yield Securities Investment Trust 1	17,647,213	1,543	(140,604)	15,788	15,788
Aquila Global Real Assets Fund No.1 LP	18,266,239	1,154,271	410,710	242,282	465,660
Able Ocean Co., Ltd.	26,923,749	27,659,609	1,003,929	117,605	117,605
Ms Sejong 4th Co., Ltd.	10,239,241	10,233,346	330,933	348	348
Able DCM 2nd Co., Ltd.	30,293,998	30,293,998	691,217	(5,049)	(5,049)
M Square Dongchun 3rd Co., Ltd.	4,043,642	4,075,824	121,049	5,582	5,582
Hthehill 5th Co., Ltd.	30,288,249	30,287,690	987,119	(144)	(144)
Able DFI Series 1 Co., Ltd.	21,247,774	21,908,915	2,365,049	1,342,691	1,604,817
Able Land 1st Co., Ltd.	41,849,386	41,470,414	1,695,564	434,528	434,528
Able DF Co., Ltd.	97,940	200,000	111,049	8,896	8,896
Namyangjuhyado 1st Co., Ltd.	2,590,920	2,446,398	79,245	(84,079)	(84,079)
Able E&D No.2 Co., Ltd.	14,764,675	14,929,798	388,995	42,828	42,828
2014 Ableopo 2nd Co., Ltd.	17,301,693	17,301,693	432,886	(4,496)	(4,496)

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

Able DCM Blue Co., Ltd	12,467,998	12,463,804	406,475	1,303	1,303
Able DCM White Co., Ltd.	8,473,851	8,469,499	227,099	(5,026)	(5,026)
Aa-03 2nd Co., Ltd.	21,497,086	21,493,218	707,178	(172)	(172)
R1-1st Co., Ltd.	10,160,634	10,164,328	422,790	1,271	1,271
Able DCM 6th Co., Ltd.	159,958,810	158,082,395	12,096,901	576,378	576,378
Happycell 1st. Co., Ltd.	20,829,960	20,569,780	698,135	(209,697)	(209,697)
Lsm 1st. Co., Ltd.	10,094,196	10,094,199	324,110	—	—
Pure Gwanggyo 1st L.L.C.	2,620,728	2,620,723	126,404	42,135	42,135
Beautiful House 1st L.L.C.	2,614,683	2,614,695	84,271	2	2
Eco Gwanggyo 1st L.L.C.	2,413,908	2,413,918	77,788	2	2
Smart Gwanggyo 1st L.L.C.	2,413,494	2,413,488	116,682	38,895	38,895
Hws Co., Ltd.	10,267,858	10,270,369	366,019	1,025	1,025
Hdsinbu 3st L.L.C.	10,269,953	10,316,778	412,494	(383,687)	(383,687)
Able Gongpyung1st Co., Ltd.	—	—	448,767	(26,950)	(26,950)
Annex Able Co., Ltd.	12,425,030	12,365,109	456,553	9,946	9,946
Able Munhyeon 1st Co., Ltd.	21,181,639	21,181,927	737,299	(78)	(78)
Able Munhyeon 2nd Co., Ltd.	1,448,946	1,448,952	208,413	16	16
Able Haeundae 1st Co., Ltd.	54,322,779	53,911,841	814,728	145,948	145,948
Able Mercury 1st Co., Ltd.	30,202,934	30,298,361	2	(259,550)	(121,958)
Han-sung Dangjin 1st Co., Ltd.	1,356,653	1,398,693	97,614	(81,554)	(81,554)
Able ST 1st Co., Ltd.	6,723,521	6,314,383	460,803	(34,804)	(34,804)
Oxford Third Co., Ltd.	51,032,369	51,052,437	1,596,204	(13,808)	(13,808)
ELP 4th Co., Ltd.	—	—	180,207	12,801	12,801
WJSY Co., Ltd.	16,945,396	17,057,678	425,917	9,959	9,959
BDSF 5th L.L.C.	28,969,241	28,969,035	710,754	206	206
Huefore 1st Co., Ltd.	—	—	326,646	(7,453)	(7,453)
Han-sung Asan 1st Co., Ltd.	1,860,420	1,882,441	245,641	(9,412)	(9,412)
Huefore Myungji Co., Ltd.	16,995,746	16,953,232	305,535	49,251	49,251
MJ-10 The 4th Co., Ltd.	—	—	93,494	(20,890)	(20,890)
HDBK 2nd Co,. Ltd.	9,291,907	9,299,963	309,822	5,787	5,787
HDES 1st Co., Ltd.	51,854,115	51,923,622	1,969,722	5,363	5,363
HDBK 1st Co., Ltd.	5,358,118	5,325,096	237,033	(35,220)	(35,220)
SJB 1st Co., Ltd.	26,815,993	26,816,013	1,103,701	5	5
CD One 2nd Co., Ltd.	5,262,495	5,262,519	348,778	(3)	(3)
CD Two 2nd Co., Ltd.	21,762,677	21,717,952	797,578	44,750	44,750
Able Rich 1st Co., Ltd.	16,287,263	16,308,052	375,869	30,314	30,314
Able LKP Co., Ltd.	20,995,936	20,600,000	591,577	80,095	80,095
Able Sosa 1st Co., Ltd.	76,997,082	77,088,381	1,782,570	(44,898)	(44,898)
Able Sosa 2nd Co., Ltd.	77,250,993	77,088,381	1,782,591	223,833	223,833
Preston 1st Co., Ltd.	203,534,092	203,534,510	6,847,053	(427)	(427)
Able Ns Co., Ltd.	24,327,479	24,323,221	626,907	(23,891)	(23,891)
ELP 5th Co., Ltd.	18,213,156	18,213,156	442,183	—	—
Able HANA Co., Ltd.	15,359,575	15,579,801	442,547	(220,226)	(220,226)
Able Sangdo 1st Co., Ltd.	—	—	111,556	(66,231)	(66,231)
Able 7 Valley Co., Ltd.	31,172,482	31,375,166	758,904	(202,683)	(202,683)
SM Sejong 1st Co., Ltd.	10,159,568	10,315,438	370,905	(155,880)	(155,880)
Smart Dongtan 2nd Co., Ltd.	10,335,292	10,380,516	95,203	(45,225)	(45,225)
Able HS Co., Ltd.	30,074,585	30,088,043	616,610	(13,459)	(13,459)

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

IBUPC 2nd Co., Ltd.	3,293,364	3,063,955	339,990	229,408	229,408
Able Mow 1st Co., Ltd.	50,641,484	50,641,490	611,736	(6)	(6)
Able Yongjuk 1st Co., Ltd.	10,098,444	10,093,458	77,679	(14)	(14)
Able Lake 1st Co., Ltd.	10,105,174	10,105,183	94,387	(8)	(8)
Samsung Securities Co., Ltd. MMT 4	86,445,548	1,155,293	1,561,548	406,255	406,255
Able Quant Asia Pacific Feeder Fund(T.E.) Limited	71,182,792	116,856	58	(3,919,799)	(4,049,868)
Able Quant Asia Pacific Master Fund Limited	72,097,877	961,730	930,606	(2,122,617)	(3,317,563)
Global Investment Opportunity Limited	17,094,924	601,806	725,080	113,721	9,365
AQG Capital management Pte Ltd.	2,515,613	34,181	801,189	(323,868)	(208,315)
Hyundai Able Investment Pte. Ltd.	11,472,717	4,124,911	197,080	(1,386,301)	(1,029,928)
Hyundai Smart Index Alpha Derivative Master Trust	9,656,690	3,309	877,817	170,373	170,373
Hyundai Trust Bond Master Trust	15,107,598	106	471,957	299,474	299,474
Hyundai Value Plus Equity Master Trust	15,277,679	294,925	1,352,580	(260,987)	(260,987)
Hyundai DynaMIX Securities Master Investment Trust	6,649,460	291	—	—	—
Hyundai Quant Long Short Securities Master Investment Trust	7,360,101	29,707	—	—	—
AGRAF Real Estate No.1, Senningerberg	17,563,434	17,585,647	364,175	(57,683)	(56,256)
AGRAF Real Estate Holding No.1, Senningerberg	41,497,419	40,045,955	446,239	(162,839)	(141,315)
Vierte CasaLog GmbH & Co. KG	11,010,704	10,898,858	492,018	149,605	146,532
HD 1 Grundstucksgesellschaft mbH & Co. KG	11,450,172	10,928,239	577,931	210,126	210,026
Sechste Casalog KG	9,732,928	9,344,484	467,426	159,651	161,879
ABLE NJ DSM INVESTMENT REIT	18,134,568	2,154	1,108,953	1,093,187	975,968
ABLE NJ DSM, LLC	46,084,523	31,756,511	1,745,295	183,627	101,814
HYUNDAI ABLE INVESTMENT REIT	145,109,753	2,464,339	8,878,891	8,952,285	8,035,533
HYUNDAI ABLE PATRIOTS PARK, LLC	381,472,921	265,282,967	16,286,421	225,187	(428,325)
Hyundai Ocean Star Ship Private 2	26,467,305	4,114	907,884	880,371	880,371
Northeast Asia 41 Ship Investment Company	26,399,675	798,724	887,200	1,151,716	1,178,058
WISDOM SHAPLEY 41 SHIPPNG S.A.	14,242,899	14,950,800	2,119,771	166,085	169,088
WISDOM ROTH 41 SHIPPNG S.A	13,874,827	15,131,848	2,119,759	147,453	154,058

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

(in thousands of Korean won)	December 31, 2015		2015
Name of subsidiaries	Assets	Liabilities	Operating Income	Net Income (loss)	Total Comprehensive Income (loss)

Hyundai Securities America Inc.	24,671,132	272,053	—	(721,773)	(196,983)
Hyundai Securities ASIA Ltd.	38,750,238	8,378,229	2,649,177	(23,147)	647,298
Hyundai Securities Europe Ltd.	—	—	—	—	326,916
Hyundai Savings Bank	1,303,315,411	1,120,661,445	91,007,649	42,423,659	42,532,672
Hyundai Asset Management Co., Ltd.	31,966,941	1,757,452	4,565,634	182,045	179,908
Korea Pacific No. 08 Ship Investment Co., Ltd	6,411	—	—	(27,623)	(27,623)
Korea Pacific No. 09 Ship Investment Co., Ltd	—	—	—	912,760	912,760
Korea Pacific No. 10 Ship Investment Co., Ltd	—	—	—	1,007,414	1,007,414
Korea Pacific No. 11 Ship Investment Co., Ltd	—	—	—	1,106,262	1,106,262
Korea Pacific No. 12 Ship Investment Co., Ltd	—	—	—	1,210,932	1,210,932
Korea Pacific No. 13 Ship Investment Co., Ltd.	—	—	—	1,219,234	1,219,234
Jueun Power Middle 7	18,999,498	938	260,348	259,090	259,090
G1 Shinhan Special Short Public Bonds	86,125	8	1,135	1,117	1,117
New Short Public Bonds	—	—	13	13	13
Hanareum Gold Middle 3	122,991	7	99	55	55
Hyundai Youfirst Private Real Estate Trust 1	2,257,380	83,022	—	(22)	(22)
Hyundai Smart Index Alpha Derivative Feeder Trust 1	9,699,810	206,195	9,347	(21,670)	(21,670)
Hyundai Trust Bond Feeder Trust 1	13,708,677	6,973	1,173	(13,622)	(13,622)
Hyundai Strong Korea Equity Trust 1	31,306,721	1,357,620	4,939,237	3,044,988	3,044,988
Hyundai Kidzania Equity Feeder Trust 1	2,401,226	23,139	7,593	(18,232)	(18,232)
Hyundai Value Plus Equity Feeder Trust 1	14,611,706	18,467	1,217,538	1,198,516	1,198,516
Hyundai Hyundai Group Plus Equity Feeder Trust 1	854,326	64	161	(3,034)	(3,034)
Hyundai Strong-small Corporate Trust 1	22,418,125	846,064	8,781,251	6,060,785	6,060,785
Hyundai Youfirst Private Equity Real Estate Investment Trusts 15	149,161,778	1,042,455	4,890,790	2,683,869	6,261,302
Hyundai Global-multi Asset Investment Trust 1	3,102,872	7,744	—	(19,008)	(19,008)
Assetplus Private Equity Investment Trust 14	—	—	1,347,765	702,601	702,601
Heungkuk Highclass Private Real Estate Trust 21	17,634,312	67,535	1,983	803,575	803,575
Eugene Smart Robust Private Equity Derivatives 1	—	—	1,826,574	(12,401)	(12,401)
KTB Publicly Offered Shares High-yield Private Fund	—	—	301,885	169,626	169,626
Hyundai Kon-tiki Specialized Privately Placed Fund	—	—	811,483	(100)	(100)
JB New Jersey Private Real Estate Fund 1	16,230,912	1,581,701	915,750	396,474	396,474
Heungkuk Global Highclass Private Real Estate Trust 23	132,109,211	7,493,225	3,973,835	2,195,474	2,195,474
Kyobo Axa Private Tomorrow Star Separate Taxation High Yield Securities Investment Trust 1	20,231,583	1,802	14,743	12,885	12,885
Igis Korif Private Placement Real Estate Fund No.14	—	—	7,692	(598,258)	(598,258)
Aquila Global Real Assets Fund No.1 LP	17,787,758	20,415	375,204	370,964	(350,598)
Able Ocean Co., Ltd.	29,864,416	30,717,882	1,173,740	(21,067)	(21,067)
Hyundai Ocean Star Ship Private 2	29,401,996	4,727	1,083,838	1,073,865	1,073,865
Ms Sejong 4th Co., Ltd.	10,188,872	10,183,324	351,716	2,375	2,375
Able DCM 2 Co., Ltd.	30,288,608	30,283,559	749,540	1,747	1,747
M Square Dongchun 3rd Co., Ltd.	5,949,977	5,987,741	175,578	112	112
Contimuum 3rd Co., Ltd.	—	—	710,646	(61,854)	(61,854)
Hthehill 5th Co., Ltd.	30,280,963	30,280,259	1,046,811	(127)	(127)
Able DFI Series 1 Co., Ltd.	21,165,957	23,431,915	1,519,253	597,985	1,370,817
Trynda 1 Co., Ltd.	31,323,791	31,318,765	1,182,405	(353)	(353)
Able Land 1st Co., Ltd.	41,883,778	41,939,334	1,686,248	98,630	98,630
Able DCM Farm Co., Ltd.	—	—	295,910	714	714
Able DF Co., Ltd.	5,200,340	5,311,297	243,426	54,557	54,557
Able E&D Co., Ltd.	—	—	519,235	(184,131)	(184,131)

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

007 1st Co., Ltd.	—	—	684,345	25,954	25,954
Bubong Project 1 Co., Ltd.	—	—	505,429	4,932	4,932
Bubong Project 2 Co., Ltd.	—	—	507,755	4,929	4,929
Namyangjuhyado 1st Co., Ltd.	2,674,307	2,445,706	83,983	(80,642)	(80,642)
Ablekolao Co., Ltd.	—	—	413,311	207,655	207,655
The 9th F&D Co., Ltd.	—	—	3,497,457	(285,689)	(285,689)
Able E&D No.2 Co., Ltd.	17,742,525	17,950,476	691,062	(41,041)	(41,041)
2014 Able 1st Co., Ltd.	—	—	351,241	81,224	81,224
2014 Ableopo 2nd Co., Ltd.	27,259,893	27,255,397	697,435	62,823	62,823
Able DCM Blue Co., Ltd	21,599,404	21,596,513	810,971	15,247	15,247
Able DCM White Co., Ltd.	8,503,337	8,493,960	237,017	7,130	7,130
Aa-03 2nd Co., Ltd.	30,176,486	30,172,445	906,975	(256,392)	(256,392)
007 2nd Co., Ltd.	—	—	585,438	(71,265)	(71,265)
R1-1 Co., Ltd.	10,160,905	10,165,870	891,370	5,639	5,639
Able DCM 6th Co., Ltd.	160,547,315	159,247,277	8,934,603	704,906	704,906
Hdsinbu 4st Co., Ltd.	—	—	1,245,983	379,347	379,347
Happycell 1st. Co., Ltd.	21,035,821	20,565,944	1,177,907	619,564	619,564
Ibneo 1st. Co., Ltd.	18,735,105	18,750,598	503,933	(56,385)	(56,385)
Lsm 1st. Co., Ltd.	10,094,155	10,094,201	121,103	(1,915)	(1,915)
Pure Gwanggyo 1st L.L.C.	2,572,104	2,614,234	1	(31,947)	(31,947)
Beautiful House 1st L.L.C.	2,614,686	2,614,701	—	(31,485)	(31,485)
Eco Gwanggyo 1st L.L.C.	2,413,906	2,413,918	—	(29,063)	(29,063)
Smart Gwanggyo 1st L.L.C.	2,374,598	2,413,488	1	(29,062)	(29,062)
Hws Co., Ltd.	10,265,014	10,268,550	46,172	(6)	(6)
Hdsinbu 3st L.L.C.	21,065,969	20,729,106	996,106	183,090	183,090
Able Gongpyung1st Co., Ltd.	20,502,136	20,557,402	261,371	721	721
Annex Able Co., Ltd.	17,277,515	17,227,540	209,704	(41,194)	(41,194)
Able DCM Purple Co., Ltd.	—	—	72,070	(34,931)	(34,931)
Able Munhyeon 1st Co., Ltd.	21,228,501	21,228,711	—	—	—
Able Munhyeon 2nd Co., Ltd.	1,657,327	1,657,349	—	—	—
Able Haewondae First Co., Ltd.	4,770,397	4,505,407	—	—	—
Able Mercury 1st Co., Ltd.	30,026,532	30,000,000	—	—	—
Han-sung Dangjin 1st Co., Ltd.	6,850,613	6,811,100	—	—	—
Able ST 1st Co., Ltd.	12,887,254	12,443,312	—	—	—
Oxford Third Co., Ltd.	50,917,965	50,924,226	—	—	—
ELP the 2nd Securization Specialty Co., Ltd.	18,409,311	18,409,311	466,594	—	—
ELP 4th Co., Ltd.	50,353,557	50,366,358	—	—	—
WJSY Co., Ltd.	17,373,799	17,496,042	—	—	—
BDSF 5st L.L.C.	29,679,583	29,679,583	—	—	—
Huefore 1st Co., Ltd.	20,091,056	20,137,522	—	—	—
Han-sung Asan 1st Co., Ltd	10,196,238	10,208,847	—	—	—
Huefore Myungji Co., Ltd.	17,251,557	17,258,294	—	—	—
MJ-10 The 4th Co., Ltd.	3,622,204	3,553,948	—	—	—
IB Pro 1st Ltd.	60,333,428	60,157,361	—	—	—
HDBK 2st Co., Ltd.	9,595,769	9,609,613	—	—	—
HDES 1st Co., Ltd.	51,794,615	51,869,485	—	—	—
HDBK 1st Co., Ltd.	5,630,188	5,561,945	—	—	—
SJB 1st Co., Ltd.	27,106,438	27,106,463	—	—	—
CD One 2nd Co., Ltd.	5,341,530	5,341,550	—	—	—
CD Two 2nd Co., Ltd.	21,868,033	21,868,059	—	—	—
Able Rich 1st Co., Ltd.	17,209,918	17,261,022	—	—	—

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

Able LKP Co., Ltd.	20,515,841	20,200,000	—	—	—
Able Sosa 1st Co., Ltd.	76,999,785	77,046,186	—	—	—
Able Sosa 2nd Co., Ltd.	77,018,869	77,080,090	—	—	—
Preston 1st Co., Ltd.	152,036,281	152,036,271	—	—	—
Able Ns Co., Ltd.	14,063,472	14,035,323	—	—	—
Samsung Securities Co., Ltd. MMT 2	58,980,900	37,422	—	—	—
Able Quant Asia Pacific Feeder Fund (T.E.) Limited	107,893,703	183,272	3,878,115	2,813,817	4,631,779
Able Quant Asia Pacific Master Fund Limited	107,919,985	60,903	1,477,780	752,811	5,609,851
Global Investment Opportunity Limited	16,683,620	199,867	330,493	(26,934)	78,553
AQG CAPITAL MANAGEMENT PTE. LTD.	2,719,413	29,666	1,093,447	144,610	157,918
HYUNDAI ABLE INVESTMENTS PTE. LTD.	12,328,459	3,950,726	519,792	(2,461,209)	(2,484,762)
Hyundai Smart Index Alpha Derivative Master Trust	9,675,726	109,040	728,329	395,033	395,033
Hyundai Trust Bond Master Trust	15,316,100	74	336,163	236,488	236,488
Hyundai Value Plus Equity Master Trust	15,250,764	340,410	2,737,569	2,182,897	2,182,897
Hyundai Hyundai Group Plus Equity Master Trust	858,964	3,783	57,990	(84,947)	(84,947)
Hyundai Global-multi Asset Investment Master Trust	3,036,980	64,658	297,598	(22,398)	(22,398)
NH investment & securities co., Ltd MMF	—	—	—	(2,183,626)	(2,183,626)
AGRAF Real Estate No.1, Senningerberg	17,213,835	17,179,791	332,765	(50,382)	(57,851)
AGRAF Real Estate Holding No.1, Senningerberg	40,981,741	39,388,962	461,087	(181,154)	(256,282)
Vierte CasaLog GmbH & Co. KG	10,705,257	10,739,942	466,489	78,560	95,115
HD 1 Grundstucksgesellschaft mbH & Co. KG	11,080,897	10,768,989	537,275	249,872	282,534
Sechste Casalog KG	9,463,139	9,234,176	437,778	87,282	94,001
ABLE NJ DSM INVESTMENT REIT	17,837,787	1,569	986,918	818,714	1,245,238
ABLE NJ DSM, LLC	46,766,923	31,431,813	1,376,235	(93,452)	544,004
HYUNDAI ABLE INVESTMENT REIT	140,953,289	18,584	5,044,460	4,653,804	7,976,649
HYUNDAI ABLE PATRIOTS PARK, LLC	390,325,743	264,829,066	14,943,510	(5,405,493)	(2,408,748)
KP 08 International Limited	—	—	—	—	(207,739)
Northeast Asia 41 Ship Investment Company	29,552,270	1,286,783	1,462,928	1,566,219	1,534,393
WISDOM SHAPLEY 41 SHIPPNG S.A.	15,747,606	16,624,596	1,959,726	57,387	37,518
WISDOM ROTH 41 SHIPPNG S.A.	15,400,412	16,811,492	1,959,712	43,145	12,289

2. Significant Accounting Policies

2.1 Basis of Preparation

The Group maintains its accounting records in Korean won and prepares statutory financial statements in the Korean language (Hangul) in accordance with the International Financial Reporting Standards as adopted by the Republic of Korea (Korean IFRS). The accompanying interim consolidated financial statements have been condensed, restructured and translated into English from the Korean language financial statements.

Certain information attached to the Korean language financial statements, but not required for a fair presentation of the Group’s financial position, financial performance or cash flows, is not presented in the accompanying interim consolidated financial statements.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

The Group’s interim consolidated financial statements for the six-month period ended June 30, 2016, have been prepared in accordance with Korean IFRS 1034, Interim Financial Reporting. These interim consolidated financial statements have been prepared in accordance with Korean IFRS which is effective or early adopted as of June 30, 2016.

(a) New standards and amendments adopted by the Group

The Group newly applied the following new standards, amendments and interpretations for the annual period beginning on January 1, 2016, and this application does not have a material impact on the financial statements.

•	Amendment to Korean IFRS 1001, Presentation of Financial Statements

Korean IFRS 1001, Presentation of Financial Statements, clarifies that the disclosed line items can be omitted, added and aggregated in the list according to their materiality. Requirements for presenting the share in the other comprehensive income of associates and joint ventures accounted for under the equity method are clarified. Also, additional requirements for disclosures in the notes and others are provided.

•	Amendment to Korean IFRS 1011, Construction Contract; Korean IFRS 1037, Provisions, Contingent Liabilities and Contingent Assets; and Interpretation 2115, Arrangements for Property Construction

These standards and interpretation clarify the requirement that specific accounting estimates for contract-based industry and information relating to potential risk should be disclosed in detail classified by individual construction and operating segment.

•	Amendment to Korean IFRS 1016, Property, Plant and Equipment, and Korean IFRS 1041, Agriculture and Fishing: Productive Plants

‘Bearer Plants’ are excluded from the scope of Korean IFRS 1041, Agriculture and Fishing: Productive Plants, while they are included within the scope of Korean IFRS 1016, Property, Plant and Equipment.

•	Amendment to Korean IFRS 1016, Property, Plant and Equipment, and Korean IFRS 1038, Intangible assets: Amortization Based on Revenue

A depreciation or amortization method that is based on revenue is inappropriate except for intangible assets in the limited circumstances because a depreciation or amortization method that is based on revenue is affected by factors that are not directly linked to the consumption of the economic benefits of the asset such as sales volume and others.

•	Amendment to Korean IFRS 1110, Consolidated Financial Statements, Korean IFRS 1112, Disclosures of Interests in Other Entities and Korean IFRS 1028, Investments in Associates and Joint Ventures

•	Amendment to Korean IFRS 1110, Consolidated Financial Statements, clarifies that the exemption from preparing the consolidated financial statements can be applied to a subsidiary whose parent company is an investment entity, and clarifies that a parent company that is an investment entity does not consolidate its subsidiaries in case a subsidiary itself meets the conditions to become an investment entity and renders services related to investing activities of its parent company.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

•	Amendment to Korean IFRS 1028, Investments in Associates and Joint Ventures, provides the exemption that, if an entity that is not itself an investment entity has an interest in an associate that is an investment entity, the entity may, when applying the equity method, does not need to make the associate’s accounting policies conform to those of the entity.

•	Amendment to Korean IFRS 1112, Disclosures of Interests in Other Entities, clarifies the scope of disclosures relating to an investment entity.

•	Amendment to Korean IFRS 1111, Joint Arrangements

Korean IFRS 1111, Joint Arrangements, clarifies that an acquirer of an interest in a joint operation where the activities of the operation constitute a business is required to apply all of the principles of accounting for business combination.

•	Annual Improvements to Korean IFRS 2012-2014 Cycle

•	Amendment to Korean IFRS 1105, Non-current Assets Held for Sale and Discontinued Operation, clarifies that when an asset is reclassified from ‘held for sale’ to ‘held for distribution’ or vice versa, the existing accounting treatment should be retained.

•	Amendment to Korean IFRS 1107, Financial Instruments: Disclosures, clarifies the specific guidance for transferred financial assets to help management determine whether the terms of a servicing arrangement constitute ‘continuing involvement’ and also clarifies that the additional disclosures relating to 2012 amendments ‘Offsetting of Financial Assets and Financial Liabilities’ only need to be included in interim reports if required by Korean IFRS 1034, Interim Financial Reporting.

•	Amendment to Korean IFRS 1019, Employee Benefits, clarifies that when determining the discount rate for post-employment benefit obligations, it is the currency in which the liabilities are denominated that is important, and not the country where they arise.

•	Amendment to Korean IFRS 1034, Interim Financial Reporting, clarifies what is meant by the reference in the Standard to ‘information disclosed elsewhere in the interim financial report’ and adds a requirement to cross-reference from the interim financial statements to the location of that information.

(b) New and amended standards and interpretations not yet adopted by the Group

New standards and interpretations issued, but not effective for the financial year beginning January 1, 2016, and not early adopted are enumerated below:

•	Korean IFRS 1109, Financial Instruments

The new Standard issued in December 2016 regarding financial instruments replaces Korean IFRS 1039, Financial Instruments: Recognition and Measurement.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

Korean IFRS 1109, Financial Instruments, requires financial assets to be classified and measured on the basis of the holder’s business model and the instrument’s contractual cash flow characteristics. The Standard requires a financial instrument to be classified and measured at amortized cost, fair value through other comprehensive income, or fair value through profit or loss, and provides guidance on accounting for related gains and losses. The impairment model is changed into an expected credit loss model, and changes in those expected credit losses are recognized in profit or loss. The new Standard is effective for the financial year initially beginning on or after January 1, 2018, but early adoption is allowed. Early adoption of only the requirements related to financial liabilities designated at fair value through profit or loss is also permitted. The Group is in the process of determining the effects resulting from the adoption of the new Standard.

•	Korean IFRS 1115, Revenue from Contracts with Customers

The new Standard for the recognition of revenue issued in December 2016 will replace Korean IFRS1018, Revenue, Korean IFRS 1011, Construction Contracts, and related Interpretations.

Korean IFRS 1115, Revenue from Contracts with Customers, will replace the risk-and-reward model under the current standards and is based on the principle that revenue is recognized when control of goods or services transfer to the customer by applying the five-step process. Key changes to current practices include guidance on separate recognition of distinct goods or services in any bundled arrangement, constraint on recognizing variable consideration, criteria on recognizing revenue over time, and increased disclosures. The new Standard is effective for annual reporting beginning on or after January 1, 2018, but early application is permitted. The Group is in the process of determining the effects resulting from the adoption of the new Standard.

2.2 Accounting Policies

Significant accounting policies and method of computation applied in the preparation of the interim consolidated financial statements are consistent with those of the consolidated financial statements for the year ended December 31, 2015, except for the changes due to the application of new standards and amendments described in Note 2.1. (a) and the one described below.

Income tax expense for the interim period is recognized based on management’s best estimate of the weighted average annual income tax rate expected for the full financial year. The estimated average annual tax rate is applied to the pre-tax income.

3. Critical Accounting Estimates and Assumptions

The Group makes estimates and assumptions concerning the future. Estimates and assumptions are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the current circumstances. Actual results may differ from these estimates.

Significant accounting estimates and assumptions applied in the preparation of these interim consolidated financial statements are the same as those that applied to the consolidated financial statements for the year ended December 31, 2015, except for the estimates used to determine income tax expense.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

4. Segment Information

4.1 Types of services from which each reportable segment derives its revenues

Management of the Group decide operating segment based on the information, which is to be reported to the Group’s chief executive officer, in order to allocate resources to the segment and evaluate performance of the segment. The Group’s operating segments consists of brokerage and assets control, business finance, assets management, savings Bank and other business part.

In accordance with K-IFRS 1108, reporting segments of the Group by type of services categories are as follows:

Reporting segment	Main business activities
Brokerage and assets control	Sales asset management services, including brokerage consignment and provides service to individuals, corporations and institutional investors.
Business finance	Issuing bonds, structured finance, initial public offering, mergers and acquisitions and advisory service on financing and investment of corporation.
Assets management	Security and derivatives operation and capital investment.
Savings Bank	Mutual bank business
Others	Other services and support services, others

4.2 Revenue and income of segment reporting

Financial information by operating segment for the six-month periods ended June 30, 2016 and 2015, are as follows:

(in thousands of Korean won)
	2016
	Operating Income	Operating Expenses	Operating Profit(loss)	Non-operating Income(expense)	Income Tax Expense [1]	Net Income (loss)
Brokerage and assets control	282,961,648	271,309,971	11,651,677	10,773,923	25,590	22,400,010
Business finance	110,643,205	60,061,668	50,581,537	(7,353,719)	(38,799)	43,266,617
Assets management	1,801,174,276	1,832,779,414	(31,605,138)	1,808,348	131,609	(29,928,399)
Savings Bank	82,898,005	64,377,716	18,520,289	1,973,307	5,011,547	15,482,049
Others	50,808,051	49,584,579	1,223,472	(9,018,647)	7,534,409	(15,329,584)

	2,328,485,185	2,278,113,348	50,371,837	(1,816,788)	12,664,356	35,890,693

(in thousands of Korean won)
	2015
	Operating Income	Operating Expenses	Operating Profit(loss)	Non-operating Income(expense)	Income Tax Expense [1]	Net Income (loss)
Brokerage and assets control	312,163,083	279,146,733	33,016,350	5,831,553	15,347	38,832,556
Business finance	81,097,623	49,995,436	31,102,187	(761,050)	3,936	30,337,201
Assets management	1,358,916,534	1,269,093,181	89,823,353	(8,582,786)	114,186	81,126,381
Savings Bank	91,007,649	49,730,560	41,277,089	(64,120)	(30,747)	41,243,716
Others	30,764,106	27,966,119	2,797,987	19,067,426	42,719,746	(20,854,333)

	1,873,948,995	1,675,932,029	198,016,966	15,491,023	42,822,468	170,685,521

Segment revenue reported above represents revenue generated from external customer and segment expense includes costs identified, costs that can be separately allocated to the segment and internal interest. Segment profit represents the profit earned by each segment, reported to the chief executive officer to determine the allocation of resources and to measure the respective segments’ performance.

[1]	Income tax expense, which cannot be reasonably allocated to each segment, was classified as other businesses.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

4.3 Assets and liabilities of segments

Financial information by segment assets and liabilities as of June 30, 2016 and December 31, 2015, are as follows:

(in thousands of Korean won)	June 30, 2016
	Assets	Liabilities

Brokerage and assets control	2,810,758,516	2,128,191,000
Business finance	1,018,531,369	1,062,106,003
Assets management	17,030,141,797	15,157,329,916
Savings Bank	1,628,520,869	1,297,432,787
Others	3,405,132,787	2,911,767,478

	25,893,085,338	22,556,827,184

(in thousands of Korean won)	December 31, 2015
	Assets	Liabilities

Brokerage and assets control	2,427,645,354	1,641,997,202
Business finance	1,191,476,627	1,038,842,888
Assets management	15,104,363,590	13,666,358,412
Savings Bank	1,436,138,799	1,120,661,445
Others	3,619,508,863	3,009,299,051

	23,779,133,233	20,477,158,998

4.4 Information on principal customers

No customers contributed 10% or more to the Group’s revenue for the six-month periods ended June 30, 2016 and 2015

5. Cash and Deposits

The details of cash and deposits as of June 30, 2016 and December 31, 2015, are as follows:

(in thousands of Korean won)	June 30, 2016	December 31, 2015

Cash and cash equivalents
Cash on hand	7,189,288	8,836,684
Fixed deposit and installment deposits	73,294,000	77,740,701
Demand deposits	118,390,892	199,196,594
Current deposits	8,292,655	3,784,555
Foreign currency deposits	58,105,025	97,664,675
MMDA	30,969,590	7,525,126

	296,241,450	394,748,335

Deposits
Subscription deposits	1,734,199	—
Reserve for claims of customers’ deposits (deposits)	54,096,584	145,073,983
Performance deposits for securities lending and borrowing	350,000,000	—
Deposits for exchange-traded derivatives	652,917,076	425,967,424
Margins for exchange-traded derivatives	682,954	—
Guarantee deposits for stock borrowings from KSFC	2,576,325	958,171
Long-term deposits	670,229,500	964,968,000
Others	209,507,821	154,992,358

	1,941,744,459	1,691,959,936

	2,237,985,909	2,086,708,271

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

Restricted deposits as of June 30, 2016 and December 31, 2015, are as follows:

(in thousands of Korean won)	June 30, 2016	December 31, 2015

Subscription deposits [1]	1,734,199	—
Reserve for claims of customers’ deposits (deposits) [2]	54,096,584	145,073,983
Performance deposits for securities lending and borrowing [3]	350,000,000	—
Deposits for exchange-traded derivatives [4]	652,917,076	425,967,424
Margins for exchange-traded derivatives [5]	682,954	—
Guarantee deposits for stock borrowings from KSFC [6]	2,576,325	958,171
Long-term deposits [7]	482,000,000	362,000,000
Restricted due from financial institutes [8]	45,000	45,000
Others [9]	68,088,721	65,462,257
Deposits of reserve for requirements [10]	45,264,667	37,882,473

	1,657,405,526	1,037,389,308

[1]	Subscription deposit is the Group deposits separately the subscription margin of the Group and investors to KSFC or relevant financial intuition before the deadline. This deposit is for subscription of security, which is newly issued or sold. The Group distinguishes this deposit through marking deposit for subscription by security issuance or selling company, in accordance with the provisions of Article 4-44 regulations of the Financial Investment Industry.
[2]	The reserve for claims of customers’ deposits is deposited separately in a form of trust in KSFC to meet the demands of investees, such as return of deposit and others, in accordance with Article 74 of the Act.
[3]	Deposits to KSFC for assurance of performance of securities lending and borrowing.
[4]	The deposits for exchange-traded derivatives that the investors and the Group pay for derivatives and foreign exchange margin trading to KEB Hana Bank and Forex Dealer Member are recognized as deposits.
[5]	The Group provides deposits, in the form of deposits in margins accounts of Korea Stock Exchange and other exchanges to cover the credit risk of its counterparty.
[6]	The guarantee deposits for stock borrowing from KSFC are the margin of investee’s lending and borrowing securities transaction, which are deposited in KSFC.
[7]	Pledged deposits for net settlements of KFTC and collaterals provided for derivatives transactions are included.
[8]	Guarantee deposits for checking accounts
[9]	Deposits in foreign currency and others consist of the margin accounts for trading financial instruments in foreign markets and deposits to court.
[10]	According to the Mutual Savings Bank Act and the Regulation on Supervision of Mutual Savings Bank, the Group shall hold at least 10% of the sum of the received mutual installment savings and deposit, excluding installment savings under which loan was extended and at least 5% of the amount obtained by subtracting its equity capital from the total received deposits as assets for reserve. Assets for reserve shall be held in deposits in the Korea Federation of Savings Banks and securities. Deposits in the Korea Federation of Savings Banks shall be held not less than 80% of the aggregate amount of assets for reserve.

6. Financial Assets at FVTPL

The details of financial instruments at FVTPL as of June 30, 2016 and December 31, 2015, are as follows:

(in thousands of Korean won)	June 30, 2016	December 31, 2015

Financial assets held for trading	12,786,038,717	12,153,486,676
Financial assets designated at FVTPL	946,785,203	701,992,475

	13,732,823,920	12,855,479,151

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

The details of financial instruments held for trading as of June 30, 2016 and December 31, 2015, are as follows:

(in thousands of Korean won)	June 30, 2016	December 31, 2015

Deposits
Reserve for claims of customers’ deposits (trust)	1,484,428,687	1,381,592,408
Equity instruments
Stocks	391,612,130	292,710,478
Collective investment securities	506,506,954	411,033,135
Debt instruments
National and local government bonds	2,152,127,343	2,188,918,575
Special bonds	3,794,979,464	3,114,537,853
Corporate bonds	2,502,596,840	2,979,413,301
Corporate commercial papers	694,507,200	701,629,535
Electronic short-term bonds	485,979,781	306,424,342
Securities in foreign currency
Stock in foreign currency	1,801,089	1,513,853
Bonds in foreign currency	722,829,664	705,213,841
Collective investment securities in foreign currency	6,187,724	30,252,913
Other held for trading securities	42,481,841	40,246,442

	12,786,038,717	12,153,486,676

The details of financial instruments designated at FVTPL as of June 30, 2016 and December 31, 2015, are as follows:

(in thousands of Korean won)	June 30, 2016	December 31, 2015

Derivative linked securities
Equity-linked securities	374,355,429	226,363,139
Other derivative linked securities	241,749,367	258,500,156
Other OTC derivative combined contract	160,819,079	81,889,215
Debt instruments
Convertible bonds	88,786,439	72,027,633
Equity instruments
Contingent convertible bonds	55,496,295	39,824,376
Redeemable convertible preferred stocks	25,578,594	23,387,956

	946,785,203	701,992,475

Above financial assets designated at FVTPL are hybrid financial instruments combined with derivative financial instrument and equity instrument or debt instrument. The Group designated the entire contract as financial assets at FVTPL instead of accounting for the derivative financial instruments embedded in the hybrid financial instruments separately.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

7. Derivatives and Hedge Accounting

Derivatives owned by the Group as of June 30, 2016 and December 31, 2015, are as follows:

	June 30, 2016
	Assets		Liabilities
(in thousands of Korean won)	Hedge	Arbitrage	Hedge	Arbitrage	Unsettled amount

Exchange-traded derivatives
Interest rate:
Futures	—	—	—	—	1,603,722,282
Equity:
Futures	—	—	—	—	1,760,444,987
Long options	—	9,995,510	—	—	3,978,238,200
Short options	—	—	—	16,659,983	6,190,167,475
Currency:
Futures	—	—	—	—	96,679,927
Goods:
Futures	—	—	—	—	543,711

	—	9,995,510	—	16,659,983	13,629,796,582

OTC derivatives
Interest rate:
Swaps	—	111,661,296	—	107,332,860	34,212,875,142
Options	—	—	—	14,058,430	380,823,000
Currency:
Forwards	769,525	45,123,357	5,509,042	18,065,906	3,185,195,183
Swaps	—	4,821,362	—	7,942,948	2,621,810,350
Equity:
Swaps	—	195,948,889	—	372,617,012	8,326,157,345
Long options	—	84,623,615	—	—	2,681,680,292
Short options	—	—	—	175,601,782	3,839,899,098
Credit:
Swaps	—	32,064,588	—	30,380,789	3,823,474,876
Goods:
Swaps	—	2,452,950	—	6,149,536	26,976,526
Others:
Long options	—	751,101	—	—	67,745,483
Short options	—	—	—	3,746,404	74,925,082

	769,525	477,447,158	5,509,042	735,895,667	59,241,562,377

	769,525	487,442,668	5,509,042	752,555,650	72,871,358,959

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

	December 31, 2015
	Assets		Liabilities
(in thousands of Korean won)	Hedge	Arbitrage	Hedge	Arbitrage	Unsettled amount

Exchange-traded derivatives
Interest rate:
Futures	—	—	—	—	1,862,540,072
Equity:
Futures	—	—	—	—	841,486,967
Long options	—	5,937,028	—	—	2,072,343,014
Short options	—	—	—	9,670,551	1,631,488,967
Currency:
Futures	—	—	—	—	157,427,823
Goods:
Futures	—	—	—	—	43,078,920

	—	5,937,028	—	9,670,551	6,608,365,763

OTC derivatives
Interest rate:
Swaps	—	131,097,829	—	128,147,014	32,591,574,234
Options	—	—	—	7,326,126	461,480,000
Currency:
Forwards	3,689,571	36,353,243	1,861,969	51,819,761	3,371,139,322
Swaps	—	9,382,132	—	10,620,649	2,721,287,710
Equity:
Swaps	—	216,633,000	—	360,509,044	12,449,432,902
Long options	—	24,768,940	—	—	39,317,060
Short options	—	—	—	7,779,946	83,399,990
Credit:
Swaps	—	27,590,032	—	26,050,250	3,679,685,760
Goods:
Swaps	—	1,090,139	—	14,704,742	52,305,700
Others:
Long options	—	35,699,104	—	—	2,848,304,528
Short options	—	—	—	240,766,776	4,048,194,375

	3,689,571	482,614,419	1,861,969	847,724,308	62,346,121,581

	3,689,571	488,551,447	1,861,969	857,394,859	68,954,487,344

The Group entered into the derivative contracts and applied fair value hedge and net investment in a foreign operation hedge for hedging currency risks which arise from fair value of the foreign AFS securities and net investment in a foreign operation.

Gain or loss on valuation derivatives for the six-month periods ended June 30, 2016 and 2015, are as follows:

(in thousands of Korean won)	2016	2015

Gain(loss) on valuation of hedging instrument	(8,892,430)	213,275
Gain(loss) for hedged risk	8,892,430	(213,275)

	—	—

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

Gain on valuation of hedging instrument for net investment in a foreign operation hedge and gain for hedged risk for the six-month periods ended June 30, 2016 and 2015, are as follows:

(in thousands of Korean won)	2016	2015

Gain(loss) on valuation of hedging instrument	147,646	655,095
Gain(loss) for hedged risk	(147,646)	(655,095)

	—	—

8. Available-for-sale Financial Assets

The details of available-for-sale financial assets as of June 30, 2016 and December 31, 2015, are as follows:

(in thousands of Korean won)	June 30, 2016	December 31, 2015

Equity instruments
Stocks	268,960,688	312,344,066
Investment in partnerships	119,959,872	101,742,569
Collective investment securities	285,812,776	282,686,657
Debt instruments
National and local government bonds	165,774,309	118,268,785
Special bonds	775,660,044	584,979,628
Corporate bonds	1,081,115,582	742,974,814
Joint compensation fund	13,721,973	13,597,009
Securities in foreign currency	245,498,404	249,546,453
Other available-for-sale financial assets	67,667,605	63,118,795

	3,024,171,253	2,469,258,776

Impairment losses on financial assets available for sale for the six-month periods ended June 30, 2016 and 2015, amount to ~~W~~17,828 million and ~~W~~2,859 million, respectively, which arise in stocks and investment in partnerships.

Changes in gains and losses on valuation of AFS securities (before reflecting deferred tax effect) for the six-month periods ended June 30, 2016 and 2015, are as follows:

	2016
(in thousands of Korean won)	Beginning balance	Valuation	Impairment	Disposal	Ending balance

Stocks	154,624,489	(1,990,873)	(771,187)	(14,658,136)	137,204,293
Investment in partnerships	6,661,676	4,513,052	—	(242,086)	10,932,642
Collective investment securities	2,209,229	(5,613,624)	3,435,665	(1,215,164)	(1,183,894)
National and local government bonds	(73,556)	3,189,126	—	85,011	3,200,581
Special bonds	463,101	2,428,061	—	(284,140)	2,607,022
Corporate bonds	7,431,158	4,206,751	—	(3,953,861)	7,684,048
Securities in foreign currency	(126,791)	2,655,183	—	(702,638)	1,825,754
Other available-for-sale financial assets	1,656,107	(230,805)	—	18,323	1,443,625

	172,845,413	9,156,871	2,664,478	(20,952,691)	163,714,071

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

	2015
(in thousands of Korean won)	Beginning balance	Valuation	Impairment	Disposal	Ending balance

Stocks	152,233,291	35,870,500	91,790	—	188,195,581
Investment in partnerships	2,328,213	3,525,139	—	(690,753)	5,162,599
Collective investment securities	4,207,019	6,262,270	—	(3,711,593)	6,757,696
National and local government bonds	980,981	45,354	—	(1,133,212)	(106,877)
Special bonds	1,395,413	2,045,881	—	(1,176,546)	2,264,748
Corporate bonds	2,413,819	3,421,123	—	(325,189)	5,509,753
Securities in foreign currency	1,029,260	(250,086)	—	37,525	816,699
Other available-for-sale financial assets	1,452,660	389,731	—	—	1,842,391

	166,040,656	51,309,912	91,790	(6,999,768)	210,442,590

9. Held-To-Maturity Financial Assets

The details of held-to-maturity financial assets as of June 30, 2016 and December 31, 2015, are as follows:

	June 30, 2016
(in thousands of Korean won)	Acquisition cost	Amortized cost	Book value

National and local government bonds	6,479,388	6,468,660	6,468,660
Unsecured corporate bonds[1]	10,000,000	10,000,000	10,000,000

	16,479,388	16,468,660	16,468,660

	December 31, 2015
(in thousands of Korean won)	Acquisition cost	Amortized cost	Book value

National and local government bonds	7,833,930	8,023,410	8,023,410
Unsecured corporate bonds[1]	10,000,000	10,000,000	10,000,000

	17,833,930	18,023,410	18,023,410

[1]	Unsecured corporate bonds classified as HTM financial assets pay 2.21% interest per annum quarterly and is due to mature in November 2017. The credit rating of counterparty is AAA.

Reserve securities (National and local government bonds of ~~W~~6,468 million) are included in held-to-maturity investments in the Group’s statement of financial position.

10. Investments In Associates

Investments in associates as of June 30, 2016 and December 31, 2015, are as follows:

				June 30, 2016			December 31, 2015
(in thousands of Korean won)	Location	Industry	Percentage of ownership (%)	Acquisition cost	Net asset amount	Book value	Acquisition cost	Net asset amount	Book value

Wise Asset Management Co., Ltd.[1]	Korea	Asset management	33.00	4,629,876	—	—	4,629,876	—	—
Hyundai-Tongyang Agrifood Private Equity Fund	Korea	Investment	25.47	3,912,000	4,666,557	4,666,557	3,912,000	5,295,779	5,295,779
Keystone-Hyundai Sec. No.1 Private Equity Fund [2]	Korea	Investment	5.64	1,925,000	1,853,140	1,853,140	1,925,000	1,844,869	1,844,869

				10,466,876	6,519,697	6,519,697	10,466,876	7,140,648	7,140,648

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

[1]	The Group recognized the entire book value as a loss during the year ended March 31, 2011, due to expected loss due from operating derivatives and employee embezzlement. Disposal of securities are restricted due to safeguard deposit requirements.
[2]	Though the ownership of the Group is less than 20%, these are included as associates, since the Group has significant influence over investee’s policy and operations.

Changes in investments in associates for the six-month periods ended June 30, 2016 and 2015, are as follows:

	2016
(in thousands of Korean won)	Beginning balance	Acquisition	Changes in equity of associates	Profit (loss) of associates	Replacement [1]	Ending balance

Hyundai-Tongyang Agrifood Private Equity Fund	5,295,779	—	—	(629,222)	—	4,666,557
Keystone-Hyundai Sec. No.1 Private Equity Fund	1,844,869	—	33,284	(25,013)	—	1,853,140
K Bank	—	25,000,000	—	(205,568)	(24,794,432)	—

	7,140,648	25,000,000	33,284	(859,803)	(24,794,432)	6,519,697

[1]	Replaced amount to asset held for sale (Note 18)

	2015
(in thousands of Korean won)	Beginning balance	Acquisition	Disposal	Changes in equity of associates	Profit (loss) of associates	Ending balance

Hyundai-Tongyang Agrifood Private Equity Fund	4,692,967	—	(305,575)	—	3,913,529	8,300,921
Keystone-Hyundai Sec. No.1 Private Equity Fund	—	1,925,000	—	12,523	(93,015)	1,844,508

	4,692,967	1,925,000	(305,575)	12,523	3,820,514	10,145,429

Summarized financial statement information of the associates as of June 30, 2016 and December 31, 2015, and for the six-month periods ended June 30, 2016 and 2015, is as follows:

	June 30, 2016			2016
(in thousands of Korean won)	Assets	Liabilities	Net asset	Operating Income	Total Comprehensive Income(loss)

Hyundai-Tongyang Agrifood Private Equity Fund	18,509,125	186,475	18,322,650	483,518	(2,470,542)
Keystone-Hyundai Sec. No.1 Private Equity Fund	69,585,367	39,601,534	29,983,833	—	(584,630)

	December 31, 2015			2015
(in thousands of Korean won)	Assets	Liabilities	Net asset	Operating Income	Total Comprehensive Income(loss)

Hyundai-Tongyang Agrifood Private Equity Fund	21,184,255	391,063	20,793,192	15,632,881	15,365,851
Keystone-Hyundai Sec. No.1 Private Equity Fund	68,314,533	31,625,922	36,688,611	(734,108)	(1,309,458)

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

11. Loans

The details of loans as of June 30, 2016 and December 31, 2015, are as follows:

	June 30, 2016
(in thousands of Korean won)	Face value	Allowances	Book value

Call loan	7,100,000	—	7,100,000
Broker’s loans	1,665,149,023	—	1,665,149,023
Securities purchased under repurchase agreements	5,200,000	—	5,200,000
Loans to employees	65,999,255	—	65,999,255
Loans receivable	2,290,979,819	(65,151,448)	2,225,828,371
Purchased loans	63,454,907	(29,108,424)	34,346,483
Advances for customers	10,225,253	(10,019,715)	205,538
Dishonored bonds	6,845,309	(6,845,309)	—
Private placement bonds	259,993,319	(20,515,819)	239,477,500
Others	4,000,000	—	4,000,000
Net deferred origination fees and costs	16,817,893	—	16,817,893
Discount	(81,236)	—	(81,236)

	4,395,683,542	(131,640,715)	4,264,042,827

	December 31, 2015
(in thousands of Korean won)	Face value	Allowances	Book value

Call loan	437,481	—	437,481
Broker’s loans	1,504,164,450	—	1,504,164,450
Securities purchased under repurchase agreements	200,000	—	200,000
Loans to employees	69,387,321	—	69,387,321
Loans receivable	2,060,798,129	(61,016,043)	1,999,782,086
Purchased loans	119,485,535	(27,266,009)	92,219,526
Advances for customers	10,225,286	(10,019,715)	205,571
Dishonored bonds	6,845,309	(6,845,309)	—
Private placement bonds	290,916,819	(415,819)	290,501,000
Others	5,900,000	—	5,900,000
Net deferred origination fees and costs	13,757,526	—	13,757,526
Discount	(202,255)	—	(202,255)

	4,081,915,601	(105,562,895)	3,976,352,706

The changes in allowances for loan losses for the six-month periods ended June 30, 2016 and 2015, are as follows:

	2016
(in thousands of Korean won)	Beginning balance	Bad debt expenses	Write-offs	Other Decrease	Ending balance

Broker’s loans	—	—	—	—	—
Loans to employees	—	—	—	—	—
Loans receivable	(61,016,043)	(19,882,805)	4,411,805	11,335,595	(65,151,448)
Purchased loans	(27,266,009)	(1,842,415)	—	—	(29,108,424)
Advances for customers	(10,019,715)	—	—	—	(10,019,715)
Dishonored bonds	(6,845,309)	—	—	—	(6,845,309)
Private placement bonds	(415,819)	(20,100,000)	—	—	(20,515,819)

	(105,562,895)	(41,825,220)	4,411,805	11,335,595	(131,640,715)

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

	2015
(in thousands of Korean won)	Beginning balance	Reversal of allowance for bad debt (Bad debt expenses)	Write-offs	Collection	Other Decrease	Ending balance

Broker’s loans	—	(1)	—	—	—	(1)
Loans to employees	(2,400)	(408)	—	—	—	(2,808)
Loans receivable	(91,349,172)	19,692,360	15,229,344	2,087,657	5,361,517	(48,978,294)
Purchased loans	(26,810,557)	—	—	—	—	(26,810,557)
Advances for customers	(10,130,714)	—	—	—	—	(10,130,714)
Dishonored bonds	(6,881,450)	—	—	—	—	(6,881,450)
Private placement bonds	(415,819)	—	—	—	—	(415,819)

	(135,590,112)	19,691,951	15,229,344	2,087,657	5,361,517	(93,219,643)

12. Reserve of Credit Losses

The details of the regulatory reserve for credit losses to be appropriated as of June 30, 2016 and December 31, 2015, are as follows:

(in thousands of Korean won)	June 30, 2016	December 31, 2015

Beginning	20,125,620	19,220,633
Amounts to be reserved(reversal)	(20,125,620)	904,987

Ending	—	20,125,620

The adjusted profit of the year after reflection of reserve for credit losses for the six-month periods ended June 30, 2016 and 2015, is as follows:

(in thousands of Korean won)
	2016	2015

Profit for the year before reserve for credit loss	35,890,693	170,685,521
Amounts to be reversal(provision)	20,125,620	(959,621)

Adjusted profit after reversal (provision) of reserve for credit losses[1]	56,016,313	169,725,900

Adjusted profit per share after reversal (provision) of reserve for credit losses (Unit: Korean won)	254	772

[1]	Adjusted profit after reserve for credit losses is announced by Article 3 Clause 8 of the Regulation on Supervision of Financial Investment and calculated on the assumption that provision or reversal of reserve for credit losses before tax is adjusted to the profit.

13. Property and Equipment

The details of property and equipment as of June 30, 2016 and December 31, 2015, are as follows:

	June 30, 2016
(in thousands of Korean won)	Acquisition cost	Accumulated depreciation	Accumulated revaluation	Accumulated impairment	Book value

Land	38,308,423	—	36,010,730	—	74,319,153
Buildings	60,870,226	(20,856,405)	—	—	40,013,821
Vehicles	85,702	(85,700)	—	—	2
Furniture and equipment	97,352,055	(89,491,856)	—	—	7,860,199
Others	44,388,799	(40,172,068)	—	—	4,216,731
Vessels	46,588,000	(20,876,892)	—	(11,442,543)	14,268,565

	287,593,205	(171,482,921)	36,010,730	(11,442,543)	140,678,471

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

	December 31, 2015
(in thousands of Korean won)	Acquisition cost	Accumulated depreciation	Accumulated revaluation	Book value

Land	38,308,423	—	45,976,931	84,285,354
Buildings	60,870,226	(20,113,039)	—	40,757,187
Vehicles	85,702	(85,700)	—	2
Furniture and equipment	100,621,919	(91,344,113)	—	9,277,806
Others	44,099,784	(39,236,297)	—	4,863,487
Vessels	46,880,000	(18,093,753)	—	28,786,247

	290,866,054	(168,872,902)	45,976,931	167,970,083

The changes in property and equipment for the six-month periods ended June 30, 2016 and 2015, are as follows:

	2016
(in thousands of Korean won)	Beginning balance	Acquisition	Disposal	Revaluation	Impairment	Depreciation	Others[1]	Ending balance

Land	84,285,354	—	—	(9,966,201)	—	—	—	74,319,153
Buildings	40,757,187	—	—	—	—	(743,366)	—	40,013,821
Vehicles	2	—	—	—	—	—	—	2
Furniture and equipment	9,277,806	913,994	(748)	—	—	(2,416,529)	85,676	7,860,199
Others	4,863,487	641,524	(400)	—	—	(1,527,137)	239,257	4,216,731
Vessels	28,786,247	—	—	—	(11,442,543)	(2,939,374)	(135,765)	14,268,565

	167,970,083	1,555,518	(1,148)	(9,966,201)	(11,442,543)	(7,626,406)	189,168	140,678,471

	2015
(in thousands of Korean won)	Beginning balance	Acquisition	Disposal	Depreciation	Others[1]	Ending balance

Land	84,417,131	—	(131,777)	—	—	84,285,354
Buildings	42,311,660	—	(67,531)	(743,577)	—	41,500,552
Vehicles	2	—	—	—	—	2
Furniture and equipment	10,388,838	2,644,178	(592)	(2,739,755)	(16,419)	10,276,250
Others	6,091,965	172,200	—	(1,319,520)	15,895	4,960,540
Vessels	32,494,158	—	—	(2,724,893)	673,827	30,443,092

	175,703,754	2,816,378	(199,900)	(7,527,745)	673,303	171,465,790

[1]	Others represent changes in the foreign exchange differences and others.

The Group applies the revaluation model in relation to the measurement after the initial recognition of the land and the date of revaluation of the land was June 15, 2016. The Group used the assessed price provided by independent and qualified appraiser in the revaluation of the land. Comparative method, where the price is assessed by analyzing sales comparable that is similar to the object in all pricing factors is used and land value formation, such as access condition, environment condition, and specific factors, is considered in estimating fair value. There is no change in a valuation technique for the six-month periods ended June 30, 2016.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

Classification of land that is measured at fair value by fair value hierarchy levels as of June 30, 2016 and December 31, 2015, is as follows:

	June 30, 2016
(in thousands of Korean won)	Level 1	Level 2	Level 3	Total

Land	—	—	74,319,153	74,319,153

	December 31, 2015
(in thousands of Korean won)	Level 1	Level 2	Level 3	Total

Land	—	—	84,285,354	84,285,354

Changes in land that the degree of fair value is classified to Level 3 for the six-month periods ended June 30, 2016 and 2015, are as follows:

(in thousands of Korean won)	2016	2015

Beginning balance	84,285,354	84,417,131
Disposal	—	(131,777)
Gain (loss) on revaluations of land	(9,966,201)	—

Ending balance	74,319,153	84,285,354

Book values of land under cost model as of June 30, 2016 and December 31, 2015, are as follows:

	June 30, 2016		December 31, 2015
(in thousands of Korean won)	Under revaluation model	Under cost model	Under revaluation model	Under cost model

Land	74,319,153	38,308,423	84,285,354	38,308,423

Changes in other comprehensive income related to revaluation for the six-month periods ended June 30, 2016 and 2015 are as follows:

	2016
(in thousands of Korean won)	Beginning balance	Gain on Revaluation	Loss on Revaluation	Ending balance

Land	46,691,002	2,829,606	(10,639,748)	38,880,860
Income tax effects	(11,299,223)	(684,765)	2,574,819	(9,409,169)

After income tax	35,391,779	2,144,841	(8,064,929)	29,471,691

	2015
(in thousands of Korean won)	Beginning balance	Disposal, others	Ending balance

Land	46,914,714	(27,522)	46,887,192
Income tax effects	(11,353,361)	6,660	(11,346,701)

After income tax	35,561,353	(20,862)	35,540,491

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

14. Investment Property

The details of investment property as of June 30, 2016 and December 31, 2015, are as follows:

	June 30, 2016
(in thousands of Korean won)	Acquisition cost	Accumulated depreciation	Accumulated revaluation	Book value

Land	64,898,949	—	(490,399)	64,408,550
Buildings	502,385,052	(44,259,833)	—	458,125,219

	567,284,001	(44,259,833)	(490,399)	522,533,769

	December 31, 2015
(in thousands of Korean won)	Acquisition cost	Accumulated depreciation	Accumulated impairment	Accumulated revaluation	Book value

Land	74,834,327	—	(1,096,680)	(490,399)	73,247,248
Buildings	506,730,839	(38,618,685)	(15,328)	—	468,096,826

	581,565,166	(38,618,685)	(1,112,008)	(490,399)	541,344,074

The changes in investment property for the six-month periods ended June 30, 2016 and 2015, are as follows:

	2016
(in thousands of Korean won)	Beginning balance	Depreciation	Replacement[1]	Others[2]	Ending balance

Land	73,247,248	—	(8,649,036)	(189,662)	64,408,550
Buildings	468,096,826	(7,446,034)	(529,125)	(1,996,448)	458,125,219

	541,344,074	(7,446,034)	(9,178,161)	(2,186,110)	522,533,769

	2015
(in thousands of Korean won)	Beginning balance	Acquisition	Disposal	Impairment	Depreciation	Others[2]	Business Combination	Ending balance

Land	164,041,558	—	(1,510,228)	—	—	(86,439,622)	18,634,315	94,726,023
Buildings	515,283,035	246,323	(970,689)	(15,327)	(10,189,705)	(53,347,023)	57,181,693	508,188,307

	679,324,593	246,323	(2,480,917)	(15,327)	(10,189,705)	(139,786,645)	75,816,008	602,914,330

[1]	Replaced amount to asset held for sale (Note 18).
[2]	Others represent changes in ownership interests in subsidiaries with a loss of control and foreign exchange differences and others.

Details of income and expenditure for the three month and six-month periods ended June 30, 2016 and 2015, are as follows:

	2016		2015
(in thousands of Korean won)	Three months	Six months	Three months	Six months

Rental income	11,164,024	22,908,895	10,885,369	21,851,665
Expenditure on operating investment property	(6,230,058)	(12,744,615)	(4,149,834)	(12,742,863)
Expenditure on non-operating investment property	(149,769)	(301,843)	(683,068)	(991,477)

	4,784,197	9,862,437	6,052,467	8,117,325

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

Details of fair value of investment property as of June 30, 2016 and December 31, 2015, are as follows:

	June 30, 2016		December 31, 2015
(in thousands of Korean won)	Book value	Fair value	Book value	Fair value

Land	64,408,550	94,603,205	73,247,248	105,746,948
Buildings	458,125,219	477,199,192	468,096,826	487,930,674

	522,533,769	571,802,397	541,344,074	593,677,622

There is no change in a valuation technique for the six-month periods ended June 30, 2016.

As of June 30, 2016, a substantial portion of the Group’s land and buildings is pledged as collateral to a maximum of ~~W~~5,377 million and leasehold rights amount to ~~W~~2,568 million for rent deposits. In addition, some portion of land and building are pledged for the borrowings of M.M Warburg & CO Hypothekenbank and NATXIS REAL ESTATE CAPITAL LLC, amounting to ~~W~~22,033 million and ~~W~~281,706 million, respectively.

15. Intangible Assets

The details of intangible assets as of June 30, 2016 and December 31, 2015, are as follows:

	June 30, 2016
(in thousands of Korean won)	Acquisition cost	Accumulated amortization	Accumulated impairment	Book value

Development costs	82,809,627	(75,474,336)	—	7,335,291
Software	38,650,319	(33,424,111)	—	5,226,208
Others	30,595,439	(4,943,136)	—	25,652,303
Memberships	53,404,559	—	(24,447,630)	28,956,929
Goodwill	125,296,085	—	—	125,296,085

	330,756,029	(113,841,583)	(24,447,630)	192,466,816

	December 31, 2015
(in thousands of Korean won)	Acquisition cost	Accumulated amortization	Accumulated impairment	Book value

Development costs	78,859,813	(73,988,024)	—	4,871,789
Software	37,540,854	(32,101,914)	—	5,438,940
Others	32,678,079	(5,813,692)	—	26,864,387
Memberships	53,825,323	—	(19,515,665)	34,309,658
Goodwill	149,917,730	—	(24,621,645)	125,296,085

	352,821,799	(111,903,630)	(44,137,310)	196,780,859

The changes in intangible assets for the six month periods ended June 30, 2016 and 2015, are as follows:

	2016
(in thousands of Korean won)	Beginning balance	Acquisition	Amortization	Impairment [1]	Disposal	Others [2]	Ending balance

Development costs	4,871,789	269,197	(1,486,313)	—	—	3,680,618	7,335,291
Software	5,438,940	653,359	(1,322,112)	—	—	456,021	5,226,208
Others	26,864,387	9,181	(1,189,275)	—	(23,379)	(8,612)	25,652,302
Memberships	34,309,658	1,967,350	(2,050)	(7,143,611)	585,817	(760,235)	28,956,929
Goodwill	125,296,085	—	—	—	—	—	125,296,085

	196,780,859	2,899,087	(3,999,750)	(7,143,611)	562,438	3,367,792	192,466,815

[1]	Memberships are composed of condominium and golf memberships, which are intangible assets with indefinite useful lives. The Group recognized impairment loss because recoverable amount of the asset is lower than book value.
[2]	Others consist of changes by transfer from property and foreign exchange differences and others.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

	2015
(in thousands of Korean won)	Beginning balance	Acquisition	Business Combination	Amortization	Disposal	Others [1]	Ending balance

Development costs	6,556,652	525,368	—	(1,643,414)	—	419,948	5,858,554
Software	3,841,925	505,920	—	(1,137,347)	—	2,763,272	5,973,770
Others	28,571,013	281,168	—	(1,275,055)	—	22,418	27,599,544
Memberships	36,651,170	—	—	—	(1,392,871)	614,577	35,872,876
Goodwill	125,296,085	—	1,513,427	—	—	—	126,809,512

	200,916,845	1,312,456	1,513,427	(4,055,816)	(1,392,871)	3,820,215	202,114,256

[1]	Others consist of changes by transfer from property and foreign exchange differences and others.

16. Other Financial Assets

The details of other financial assets as of June 30, 2016 and December 31, 2015, are as follows:

(in thousands of Korean won)	June 30, 2016	December 31, 2015

Receivables	980,979,767	704,260,282
Allowance for doubtful accounts	(11,162,552)	(11,176,502)
Accrued income	87,083,548	109,033,563
Allowance for doubtful accounts	(417,965)	(4,186,432)
Guarantee deposits	65,032,804	65,360,182
Allowance for doubtful accounts	(2,352,506)	(2,352,505)

	1,119,163,096	860,938,588

17. Other Non-financial Assets

The details of other non-financial assets as of June 30, 2016 and December 31, 2015, are as follows:

(in thousands of Korean won)	June 30, 2016	December 31, 2015

Advance payments	27,992,687	32,497,975
Prepaid expenses	10,051,751	9,173,562
Prepaid value-added taxes	65,410	76,385
Others	3,917,082	10,883,700

	42,026,930	52,631,622

18. Asset held for sale

During the six-month period ended June 30, 2016, the Group decided to sell all of its equity shares in K Bank and a portion of the investment property held by the Group and ~~W~~33,973 million is presented as asset held for sale as of June 30, 2016.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

19. Deposits Received

The details of deposits received as of June 30, 2016 and December 31, 2015, are as follows:

(in thousands of Korean won)	June 30, 2016	December 31, 2015

Customers’ deposits
Customers’ deposits for brokerage	1,466,789,220	1,341,525,101
Customers’ deposits for exchange-traded derivatives trading	427,473,666	172,700,568
Subscription deposits	9,266,280	—
Customers’ deposits for savings	7,715,462	8,041,381
Customers’ deposits for repo	66,568	66,569
Customers’ deposits for collective investment securities	33,345,664	143,098,258
Others	23,534	27,795

	1,944,680,394	1,665,459,672

Guarantee deposits
Securities loaned	2,576,325	958,171
Deposits for margin loans	1,043,892	894,656
Foreign Deposits Received for Margin Accounts	12,722,231	—

Others	12,766,595	11,059,024

	29,109,043	12,911,851

Others	1,268,505,793	1,089,710,260

	3,242,295,230	2,768,081,783

20. Financial Liabilities at FVTPL

Details of financial liabilities at FVTPL as of June 30, 2016 and December 31, 2015, are as follows:

(in thousands of Korean won)	June 30, 2016	December 31, 2015

Financial liabilities designated as at FVTPL[1]
Equity-linked securities sold	5,343,482,003	4,810,640,711
Derivatives combined securities sold	1,908,943,570	1,869,126,890
Other OTC derivatives combined contract sold	292,074,718	203,899,166
Exchange traded notes sold	668,645	781,827

	7,545,168,936	6,884,448,594

Held-for-trading financial liabilities
Securities in short position	346,712,494	279,779,527

	7,891,881,430	7,164,228,121

[1]	For contracts that include one or more embedded derivatives, considering the difficulty of individual evaluation because of its interdependence to each other instruments, the entire complex contract is designated as FVTPL.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

21. Borrowings

The details of borrowings as of June 30, 2016 and December 31, 2015, are as follows:

(in thousands of Korean won)	June 30, 2016	December 31, 2015

Call money	190,000,000	199,000,000
Borrowings:
Borrowing from KSFC	613,484,764	731,022,059
Asset-backed short-term bonds	917,800,000	806,000,000
Others	440,467,558	420,393,201
Securities sold under repurchase agreements	6,715,434,788	5,967,004,805
Debentures:
Debentures	541,600,000	556,900,000
Less: discount on debentures issued	(813,757)	(73,151)

	9,417,973,353	8,680,246,914

The details of call money as of June 30, 2016 and December 31, 2015, are as follows:

(in thousands of Korean won)	Interest rate (%)	June 30, 2016	December 31, 2015

TONGYANG Asset Management Corp and others	1.28~1.30	190,000,000	199,000,000

The details of borrowings from KSFC as of June 30, 2016 and December 31, 2015, are as follows:

(in thousands of Korean won)	Interest rate (%)	June 30, 2016	December 31, 2015

Korea Securities Finance Corporation	1.53~2.08	613,484,764	731,022,059

The details of asset-backed, short-term bonds as of June 30, 2016 and December 31, 2015, are as follows:

(in thousands of Korean won)
	Interest rate (%)	June 30, 2016	December 31, 2015
KIWOOM Asset Management Co., Ltd.	1.60	20,000,000	—
SHINYOUNG Asset Management Co., Ltd.	1.60	10,000,000	—
KTB Investment & Securities Co., Ltd.	1.47~1.95	329,300,000	467,800,000
Domgbu Securities Co., Ltd.	1.72~2.30	290,000,000	—
Hanwha Investment & Securities Co., Ltd.	1.80~1.98	14,000,000	34,900,000
Mirae Asset Securities Co., Ltd.	1.95	10,000,000	10,000,000
HMC Investment Securities Co., Ltd.	1.90~2.30	35,500,000	—
SK Securities Co., Ltd.	1.70~1.90	36,000,000	—
HI Investment & Securities Co., Ltd.	2.00	10,000,000	—
NH Investment & Securities Co., Ltd.	1.73~2.15	163,000,000	234,800,000
BNK Securities	—	—	3,500,000
IBK Securities Co., Ltd.	—	—	50,000,000
Bookook Securities Co., Ltd.	—	—	5,000,000

		917,800,000	806,000,000

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

The details of other borrowings as of June 30, 2016 and December 31, 2015, are as follows:

(in thousands of Korean won)	Interest rate (%)	June 30, 2016	December 31, 2015

Natixis bank	1.50~3.66	328,069,669	329,835,320
M.M.Warburg & CO Hypothekenbank	1.73	24,694,821	24,409,463
Hyundai Songdo Development Co., Ltd. and others	—	7,029,525	5,472,040
Commerz Bank	1.53	673,543	676,378
IBK Capital Corporation	4.30	10,000,000	—
NongHyup Life Insurance Co., Ltd.	4.30	40,000,000	—
Kyobo Securities Co., Ltd. and others	2.50	10,000,000	40,000,000
Han Kook Capital Co., Ltd.	6.00	10,000,000	10,000,000
Purunchungla 1st Co., Ltd.	5.70	10,000,000	10,000,000

		440,467,558	420,393,201

The details of securities sold under repurchase agreements as of June 30, 2016 and December 31, 2015, are as follows:

(in thousands of Korean won)	Interest rate (%)	June 30, 2016	December 31, 2015

Customers	1.15~3.12	5,395,313,474	5,519,616,648
Financial institution	1.23~1.27	1,320,121,314	447,388,157

		6,715,434,788	5,967,004,805

The details of debentures as of June 30, 2016 and December 31, 2015, are as follows:

(in thousands of Korean won)	Date issued	Maturity	Interest rate (%)	June 30, 2016	December 31, 2015

The 30-1st unsecured public debenture	2013.02.19	2016.02.19	—	—	190,000,000
The 30-2nd unsecured public debenture	2013.02.19	2016.02.19	—	—	60,000,000
The 31st unsecured public debenture	2013.02.22	2018.03.22	3.16	100,000,000	100,000,000
The 32nd unsecured public debenture	2013.02.27	2018.03.21	3.13	150,000,000	150,000,000
The 33rd unsecured public debenture	2016.05.25	2019.05.25	1.96	250,000,000	—
AA03 2nd 2-1 unsecured public debenture	2014.11.20	2017.11.20	5.30	11,600,000	11,900,000
Able HS Co., Ltd. the 1st unsecured public debenture	2016.02.25	2017.05.02	3.00	30,000,000	—
Able Sosa 2nd Co., Ltd. the 1st unsecured public debenture	2015.12.21	2016.01.08	—	—	45,000,000

				541,600,000	556,900,000

Less: Discount on debenture issued				(813,757)	(73,151)

				540,786,243	556,826,849

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

The changes in borrowings for the six-month periods ended June 30, 2016 and 2015, consist of:

(in thousands of Korean won)	2016	2015

Beginning balance	8,680,246,914	8,039,384,869
Decrease in call money	(9,000,000)	(121,200,000)
Decrease in borrowings from KSFC	(117,537,295)	(167,612)
Increase in asset-backed short-term bond	111,800,000	63,300,000
Increase (decrease) in other borrowings	20,074,357	(116,090,395)
Increase in securities sold under repurchase agreements	748,429,983	597,942,328
Decrease in debentures	(16,040,606)	(13,859,710)

Ending balance	9,417,973,353	8,449,309,480

22. Post-employment Benefits

The details of defined benefit liabilities as of June 30, 2016 and December 31, 2015, are as follows:

(in thousands of Korean won)	June 30, 2016	December 31, 2015

Present value of defined benefit obligations	15,193,051	49,023,719
Fair value of plan assets	(4,793,567)	(10,351,506)

Net defined benefit liabilities	10,399,484	38,672,213

The changes in the defined benefit obligation for the six month periods ended June 30, 2016 and 2015, are as follows:

(in thousands of Korean won)	2016	2015

Beginning balance	49,023,719	42,016,254
Current service cost	8,452,066	9,197,312
Past service costs or any gains or losses on settlement	41,461	—
Interest cost	35,734	698,935
Remeasurements:
Actuarial gains and losses arising from changes in assumptions	—	792,328
Benefits paid	(42,359,929)	(3,213,225)

Ending balance	15,193,051	49,491,604

The changes in the fair value of plan assets for the six month periods ended June 30, 2016 and 2015, are as follows:

(in thousands of Korean won)	2016	2015

Beginning balance	(10,351,506)	(8,001,781)
Interest income	(46,021)	(100,075)
Remeasurements of the net defined benefit liability
Actuarial loss (gain)	13,103	4,404
Payments from plans:
Benefits paid	5,590,857	407,649

Ending balance	(4,793,567)	(7,689,803)

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

23. Other Financial Liabilities

The details of other financial liabilities as of June 30, 2016 and December 31, 2015, are as follows:

(in thousands of Korean won)	June 30, 2016	December 31, 2015

Financial guarantee liabilities	3,797,430	12,600,124
Dividends payable	2,870,245	1,394
Accounts payable	942,759,453	655,736,842
Accrued expenses	46,878,355	45,725,017
Leasehold deposits received	8,635,879	10,213,638
Non-controlling liabilities	127,632,818	122,674,013

	1,132,574,180	846,951,028

24. Other Non-financial Liabilities

The details of other non-financial liabilities as of June 30, 2016 and December 31, 2015, are as follows:

(in thousands of Korean won)	June 30, 2016	December 31, 2015

Advances from customers	1,526,474	2,531,890
Unearned revenue	49,764,123	56,696,189
Taxes withheld	17,791,635	21,760,820
Other long-term employee benefits	4,639,225	4,706,960
Others	22,673,598	15,743,462

	96,395,055	101,439,321

25. Dividends

A dividend of ~~W~~109,948,192 thousand in respect of the year ended December 31, 2015, was paid in March, 2016.

26. Other Paid in Capital

The details of other paid capital as of June 30, 2016 and December 31, 2015, are as follows:

(in thousands of Korean won)	June 30, 2016	December 31, 2015

Paid-in capital in excess of par value [1]	1,063,271,037	1,063,271,037
Treasury stock	—	(167,090,993)
Gain(Loss) on sale of treasury stock	(45,436,238)	—
Other equity [2]	5,201,449	5,201,449

	1,023,036,248	901,381,493

[1]	Paid-in capital in excess of par value was previously paid when the Group increased its capital in 2013 and can only be used for capitalization and deficit disposition.
[2]	Other equity arose from the paid-in capital increase of preferred share during the year ended March 31, 2012.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

27. Other Components of Equity

The details of other components of equity as of June 30, 2016 and December 31, 2015, are as follows:

(in thousands of Korean won)	June 30, 2016	December 31, 2015

Gain on available-for-sale financial assets	125,591,218	132,115,845
Share of associates’ other changes in net assets	(34,575)	(59,805)
Gain on revaluation of tangible assets	29,471,691	35,391,779
Remeasurements of net defined benefit liabilities	(24,309,058)	(24,299,126)
Accumulated foreign exchange differences	14,069,425	14,888,425
Gain on valuation of derivative instruments for net investment in a foreign operation hedge	301,890	366,810

	145,090,591	158,403,928

The changes in gain or loss on valuation of available-for-sale financial assets for the six-month periods ended June 30, 2016 and 2015, are as follows:

(in thousands of Korean won)	2016	2015

Beginning balance	132,115,845	126,135,538
Gain (loss) on valuation of available-for-sale financial assets	9,156,871	51,309,912
Tax effect of gain (loss) on valuation	(1,819,033)	(13,829,397)
Disposal or impairment of available for Sale financial assets	(18,288,213)	(6,907,978)
Tax effect of disposal or impairment	4,425,748	1,671,731

Ending balance	125,591,218	158,379,806

The changes in the Group’s share of associates’ other changes in net assets for the six-month periods ended June 30, 2016 and 2015, are as follows:

(in thousands of Korean won)	2016	2015

Beginning balance	(59,805)	(25,627)
Changes of other comprehensive gain or loss of associates	33,284	12,523
Tax effect on changes of other comprehensive gain or loss of associates	(8,054)	(3,031)

Ending balance	(34,575)	(16,135)

The changes in gain or loss on revaluation reserves on tangible assets for the six-month periods ended June 30, 2016 and 2015, are as follows:

(in thousands of Korean won)	2016	2015

Beginning balance	35,391,779	35,561,353
Gain (loss) on revaluation of tangible assets	(7,810,142)	—
Tax effect	1,890,054	—
Transfer to retained earnings due to disposal of revaluation assets	—	(20,862)

Ending balance	29,471,691	35,540,491

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

The changes in remeasurements of the net defined benefit liability for the six-month periods ended June 30, 2016 and 2015, are as follows:

(in thousands of Korean won)	2016	2015

Beginning balance	(24,299,126)	(26,390,126)
Changes due to valuation	(13,103)	795,723
Tax effect	3,171	—

Ending balance	(24,309,058)	(25,594,403)

The changes in accumulated foreign exchange differences for the six-month periods ended June 30, 2016 and 2015, are as follows:

(in thousands of Korean won)	2016	2015

Beginning balance	14,888,425	(5,704,569)
Gain (loss) on foreign operations translation	(1,275,974)	6,913,698
Tax effect	456,974	(899,795)

Ending balance	14,069,425	309,334

The changes in gain or loss on valuation of derivative instruments for net investment in a foreign operation hedge for the six-month periods ended June 30, 2016 and 2015, are as follows:

(in thousands of Korean won)	2016	2015

Beginning balance	366,810	66,914
Gain (loss) on net investment in a foreign operation hedge	(85,646)	655,095
Tax effect	20,726	(158,533)

Ending balance	301,890	563,476

28. Fee and Commission Income and Fee and Commission Expense

The details of fee and commission income for the three-month and six-month periods ended June 30, 2016 and 2015, is computed as follows:

(in thousands of Korean won)	2016		2015
	Three months	Six months	Three months	Six months

Brokerage commissions	68,909,432	133,001,155	95,913,713	164,373,239
Underwriting commissions	3,726,776	7,318,178	5,013,352	7,891,310
Brokerage commissions on collective investment securities	2,617,458	5,342,869	3,298,188	6,057,552
Management fee on collective investment	2,119,206	4,679,715	2,324,118	4,079,965
Underwriting commissions on debentures	—	—	—	5,000
Management fee on asset management	1,464,864	2,789,346	1,861,484	3,224,506
Commissions on merger and acquisition	10,089,414	15,415,442	10,649,992	16,268,337
Trust fees and commissions	1,113,140	3,564,520	1,385,415	2,719,046
Other commissions	22,519,106	37,517,064	15,019,733	27,626,373

	112,559,396	209,628,289	135,465,995	232,245,328

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

The details of fee and commission expense for the three-month and six-month periods ended June 30, 2016 and 2015, is computed as follows:

(in thousands of Korean won)	2016		2015
	Three months	Six months	Three months	Six months

Fee for brokerage transactions	4,781,463	9,569,363	5,074,804	9,361,864
Advisory fees	1,098,446	1,766,246	432,159	794,974
Investment management delegation fees	845,535	1,298,666	537,299	1,172,654
Transfer fees	36	122	79	149
Others	12,055,464	23,714,061	9,456,947	17,554,510

	18,780,944	36,348,458	15,501,288	28,884,151

29. Gain or loss on Valuation and Disposal of Financial Instruments

The details of gain or loss on valuation and disposal of financial instruments for the three-month and six-month periods ended June 30, 2016 and 2015, is computed as follows:

	Three months(2016)
(in thousands of Korean won)	Profit	Loss	Net

Financial instruments held for trading	88,411,322	70,699,316	17,712,006
Derivative financial Instruments	522,913,698	464,453,217	58,460,481
Financial instruments designated at FVTPL	15,138,217	145,848,986	(130,710,769)
Available-for-sale financial assets	18,514,362	15,505,802	3,008,560

	644,977,599	696,507,321	(51,529,722)

	Six months(2016)
(in thousands of Korean won)	Profit	Loss	Net

Financial instruments held for trading	205,481,676	143,209,787	62,271,889
Derivative financial Instruments	1,179,776,407	1,301,297,527	(121,521,120)
Financial instruments designated at FVTPL	211,725,891	210,236,212	1,489,679
Available-for-sale financial assets	20,918,933	22,985,269	(2,066,336)

	1,617,902,907	1,677,728,795	(59,825,888)

	Three months(2015)
(in thousands of Korean won)	Profit	Loss	Net

Financial instruments held for trading	102,420,078	111,552,856	(9,132,778)
Derivative financial Instruments	260,179,986	306,692,952	(46,512,966)
Financial instruments designated at FVTPL	119,740,877	115,652,451	4,088,426
Available-for-sale financial assets	9,651,887	1,037,025	8,614,862

	491,992,828	534,935,284	(42,942,456)

	Six months(2015)
(in thousands of Korean won)	Profit	Loss	Net

Financial instruments held for trading	248,169,587	185,665,181	62,504,406
Derivative financial Instruments	672,512,653	628,317,544	44,195,109
Financial instruments designated at FVTPL	196,499,206	332,135,791	(135,636,585)
Available-for-sale financial assets	14,621,279	3,583,030	11,038,249

	1,131,802,725	1,149,701,546	(17,898,821)

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

The details of gain or loss on valuation and disposal of financial instruments held for trading for the three-month and six-month periods ended June 30, 2016 and 2015, is computed as follows:

	Three months(2016)
(in thousands of Korean won)	Profit	Loss	Net

Financial assets held for trading	82,131,303	70,699,316	11,431,987
Financial liabilities held for trading	6,280,019	—	6,280,019

	88,411,322	70,699,316	17,712,006

	Six months(2016)
(in thousands of Korean won)	Profit	Loss	Net

Financial assets held for trading	192,328,418	131,818,283	60,510,135
Financial liabilities held for trading	13,153,258	11,391,504	1,761,754

	205,481,676	143,209,787	62,271,889

	Three months(2015)
(in thousands of Korean won)	Profit	Loss	Net

Financial assets held for trading	91,098,966	104,653,714	(13,554,748)
Financial liabilities held for trading	11,321,112	6,899,142	4,421,970

	102,420,078	111,552,856	(9,132,778)

	Six months(2015)
(in thousands of Korean won)	Profit	Loss	Net

Financial assets held for trading	228,830,650	162,983,298	65,847,352
Financial liabilities held for trading	19,338,937	22,681,883	(3,342,946)

	248,169,587	185,665,181	62,504,406

The details of gain or loss on valuation and disposal of derivative financial Instruments for the three-month and six-month periods ended June 30, 2016 and 2015, is computed as follows:

	Three months(2016)
(in thousands of Korean won)	Profit	Loss	Net

Interest rate	122,287,739	147,336,179	(25,048,440)
Currency	40,586,585	36,720,045	3,866,540
Stock	335,413,538	261,779,488	73,634,050
Commodity	3,800,951	778,581	3,022,370
Credit	19,501,195	16,465,004	3,036,191
Others	1,323,690	1,373,920	(50,230)

	522,913,698	464,453,217	58,460,481

	Six months(2016)
(in thousands of Korean won)	Profit	Loss	Net

Interest rate	249,367,503	326,479,325	(77,111,822)
Currency	114,823,014	102,591,495	12,231,519
Stock	759,488,753	829,445,459	(69,956,706)
Commodity	6,398,571	2,114,738	4,283,833
Credit	40,745,998	34,320,765	6,425,233
Others	8,952,568	6,345,745	2,606,823

	1,179,776,407	1,301,297,527	(121,521,120)

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

	Three months(2015)
(in thousands of Korean won)	Profit	Loss	Net

Interest rate	49,414,113	64,398,227	(14,984,114)
Currency	22,783,465	52,164,642	(29,381,177)
Stock	139,766,112	143,988,405	(4,222,293)
Commodity	4,009,311	557,788	3,451,523
Credit	8,121,744	6,917,000	1,204,744
Others	36,085,241	38,666,890	(2,581,649)

	260,179,986	306,692,952	(46,512,966)

	Six months(2015)
(in thousands of Korean won)	Profit	Loss	Net

Interest rate	167,107,003	208,655,770	(41,548,767)
Currency	59,048,931	87,971,614	(28,922,683)
Stock	315,415,935	238,959,328	76,456,607
Commodity	7,899,711	4,326,597	3,573,114
Credit	25,872,778	21,403,082	4,469,696
Others	97,168,295	67,001,153	30,167,142

	672,512,653	628,317,544	44,195,109

The details of gain or loss on valuation and disposal of financial instruments designated at FVTPL for the three-month and six-month periods ended June 30, 2016 and 2015, is computed as follows:

	Three months(2016)
(in thousands of Korean won)	Profit	Loss	Net

Financial assets designated at FVTPL
Derivative-linked securities	10,148,132	—	10,148,132
Other OTC derivative-combined contract	2,875,823	14,664	2,861,159
Debt instruments	1,362,193	456,928	905,265
Equity instruments	683,080	3,200	679,880

	15,069,228	474,792	14,594,436

Financial liabilities designated at FVTPL
Derivatives-combined securities sold	—	133,378,147	(133,378,147)
Other OTC derivatives-combined contract sold	—	11,996,047	(11,996,047)
Exchange traded notes sold	68,989	—	68,989

	68,989	145,374,194	(145,305,205)

	15,138,217	145,848,986	(130,710,769)

	Six months(2016)
(in thousands of Korean won)	Profit	Loss	Net

Financial assets designated at FVTPL
Derivative-linked securities	11,850,462	7,000,887	4,849,575
Other OTC derivative-combined contract	4,966,959	1,209,030	3,757,929
Debt instruments	6,062,285	408,699	5,653,586
Equity instruments	1,392,861	20,240	1,372,621

	24,272,567	8,638,856	15,633,711

Financial liabilities designated at FVTPL
Derivatives-combined securities sold	183,157,421	194,177,458	(11,020,037)
Other OTC derivatives-combined contract sold	4,236,420	7,394,749	(3,158,329)
Exchange traded notes sold	59,483	25,149	34,334

	187,453,324	201,597,356	(14,144,032)

	211,725,891	210,236,212	1,489,679

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

	Three months(2015)
(in thousands of Korean won)	Profit	Loss	Net

Financial assets designated at FVTPL
Derivative-linked securities	6,328,313	5,616,235	712,078
Other OTC derivative-combined contract	191,360	213,110	(21,750)
Debt instruments	5,840,799	—	5,840,799
Equity instruments	—	152,476	(152,476)

	12,360,472	5,981,821	6,378,651

Financial liabilities designated at FVTPL
Derivatives-combined securities sold	97,055,650	101,910,975	(4,855,325)
Other OTC derivatives-combined contract sold	10,324,065	7,757,439	2,566,626
Exchange traded notes sold	690	2,216	(1,526)

	107,380,405	109,670,630	(2,290,225)

	119,740,877	115,652,451	4,088,426

	Six months(2015)
(in thousands of Korean won)	Profit	Loss	Net

Financial assets designated at FVTPL
Derivative-linked securities	22,250,801	8,722,645	13,528,156
Other OTC derivative-combined contract	525,333	404,656	120,677
Debt instruments	7,824,767	—	7,824,767
Equity instruments	90,175	720	89,455

	30,691,076	9,128,021	21,563,055

Financial liabilities designated at FVTPL
Derivatives-combined securities sold	148,971,708	287,348,505	(138,376,797)
Other OTC derivatives-combined contract sold	16,834,923	35,653,562	(18,818,639)
Exchange traded notes sold	1,499	5,703	(4,204)

	165,808,130	323,007,770	(157,199,640)

	196,499,206	332,135,791	(135,636,585)

The details of gain or loss on disposal of available-for-sale financial assets (including impairment losses) for the three-month and six-month periods ended June 30, 2016 and 2015, is computed as follows:

	Three months(2016)
(in thousands of Korean won)	Profit	Loss	Net

Equity instruments	16,559,111	15,477,160	1,081,951
Debt instruments	1,955,251	28,642	1,926,609

	18,514,362	15,505,802	3,008,560

	Six months(2016)
(in thousands of Korean won)	Profit	Loss	Net

Equity instruments	17,707,788	22,710,418	(5,002,630)
Debt instruments	3,211,145	274,851	2,936,294

	20,918,933	22,985,269	(2,066,336)

	Three months(2015)
(in thousands of Korean won)	Profit	Loss	Net

Equity instruments	7,406,494	1,037,025	6,369,469
Debt instruments	2,245,393	—	2,245,393

	9,651,887	1,037,025	8,614,862

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

	Six months(2015)
(in thousands of Korean won)	Profit	Loss	Net

Equity instruments	8,628,438	3,583,030	5,045,408
Debt instruments	5,992,841	—	5,992,841

	14,621,279	3,583,030	11,038,249

30. Interest Income and Interest Expense

The details of interest income for the three-month and six-month periods ended June 30, 2016 and 2015, is computed as follows:

(in thousands of Korean won)	2016		2015
	Three months	Six months	Three months	Six months

Interest on financial assets designated as at FVTPL	331,967	604,515	245,574	288,074
Interest on broker’s loans	24,954,790	49,289,300	24,906,915	46,749,829
Interest on loans purchased	5,228,486	10,464,194	7,926,764	14,411,217
Interest on loans	54,024,044	104,839,989	39,681,118	78,063,651
Interest on bonds	67,253,967	138,123,776	73,179,349	142,384,213
Interest on commercial papers	3,785,159	7,769,482	4,473,483	9,129,445
Interest on deposits with KSFC	306,411	725,811	340,778	775,942
Interest on certificates of deposit	—	94,932	—	—
Interest on deposits with financial institution	429,197	1,078,946	710,609	1,146,998
Interest on call loans	—	—	—	54,218
Interest on bonds purchased under resale agreements	111,456	235,133	135,590	292,886
Interest on deposits	3,363,438	8,373,179	9,824,164	24,387,242
Interest on receivables	240,357	468,684	315,616	576,056
Others	(1,967,472)	(1,433,804)	1,491,326	2,829,494

	158,061,800	320,634,137	163,231,286	321,089,265

The details of interest expense for the three-month and six-month periods ended June 30, 2016 and 2015, is computed as follows:

(in thousands of Korean won)	2016		2015
	Three months	Six months	Three months	Six months

Interest on borrowings	3,164,169	6,883,963	4,674,017	10,052,591
Interest on proceeds from customers’ short sale	128,942	209,894	13,305	21,927
Interest on customers’ deposits	1,643,429	3,406,253	3,755,172	7,303,074
Interest on bonds sold under repurchase agreements	23,557,515	46,885,226	22,360,640	46,040,452
Losses on transactions of certificates of deposit	—	2,345	—	—
Interest on call money	754,999	1,542,496	1,399,472	3,018,049
Interest on debentures	2,459,757	5,312,469	4,099,574	8,176,865
Interest on short-term note issued	17,354	205,561	396,056	1,182,410
Interest on asset-backed short-term bonds	4,279,562	8,791,483	3,472,586	6,263,538
Others	20,883,956	38,439,720	13,752,968	32,450,156

	56,889,683	111,679,410	53,923,790	114,509,062

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

31. Other Operating Income and Other Operating Expenses

The details of other operating income for the three-month and six-month periods ended June 30, 2016 and 2015, is computed as follows:

(in thousands of Korean won)	2016		2015
	Three months	Six months	Three months	Six months

Dividend income	2,802,810	10,787,523	2,478,831	7,558,238
Distribution income	7,858,224	13,527,312	11,302,494	16,881,421
Other reversal of bad debt expenses	—	20,281	—	—
Profits of operating lease	11,132,098	22,825,885	10,587,394	21,181,570
Others	6,750,466	7,731,193	4,314,537	9,349,959

	28,543,598	54,892,194	28,683,256	54,971,188

The details of other operating expenses for the three-month and six-month periods ended June 30, 2016 and 2015, is computed as follows:

(in thousands of Korean won)	2016		2015
	Three months	Six months	Three months	Six months

Other bad debt expenses	10,846	17,079	85,169	86,581
Expenses of operating lease	1,456,248	2,960,654	1,378,288	2,744,675
Others	6,215,827	8,468,021	2,498,151	8,961,176

	7,682,921	11,445,754	3,961,608	11,792,432

32. Payroll

The details of payroll for the three-month and six-month periods ended June 30, 2016 and 2015, is computed as follows:

(in thousands of Korean won)	2016		2015
	Three months	Six months	Three months	Six months

Short-term salaries	56,311,308	109,142,411	71,472,822	127,358,306
Long-term salaries	120,682	241,365	131,551	263,103
Severance benefits	4,385,345	8,656,770	4,888,440	9,857,151
Retirement bonus	309,300	1,192,370	6,441,347	13,000,566
Employ benefits	15,972,914	31,720,029	12,226,538	26,550,310

	77,099,549	150,952,945	95,160,698	177,029,436

33. Other Selling and Administrative Expenses

The details of selling expenses for the three-month and six-month periods ended June 30, 2016 and 2015, is computed as follows:

(in thousands of Korean won)	2016		2015
	Three months	Six months	Three months	Six months

Advertising expenses	13,170,008	24,341,231	9,788,767	19,271,587
Sales promotion expenses	748,407	1,411,812	484,533	884,222

	13,918,415	25,753,043	10,273,300	20,155,809

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

The details of administrative expenses for the three-month and six-month periods ended June 30, 2016 and 2015, is computed as follows:

(in thousands of Korean won)	2016		2015
	Three months	Six months	Three months	Six months

Computer system operation expenses	3,856,222	7,661,496	3,842,958	7,807,348
Rent	5,211,002	11,182,605	5,159,413	10,922,243
Commissions	10,992,912	20,195,083	8,863,372	19,225,214
Depreciation	6,110,645	12,133,066	5,948,386	14,992,557
Research and development	394,927	540,112	—	207,067
Training expenses	371,419	834,107	341,430	771,359
Amortization expenses of intangible assets	2,076,493	3,999,750	2,083,647	4,057,727
Taxes and dues	6,060,988	13,074,516	7,728,269	12,635,335
Consignment fees	316,027	591,457	298,105	626,324
Others	14,771,892	29,895,855	11,758,079	25,793,609

	50,162,527	100,108,047	46,023,659	97,038,783

34. Non-operating Income and Non-operating Expenses

The details of non-operating income for the three-month and six-month periods ended June 30, 2016 and 2015, is computed as follows:

(in thousands of Korean won)	2016		2015
	Three months	Six months	Three months	Six months

Gain on disposal of property and equipment	4	946	808	123,897
Gain on disposal of investment properties	—	—	—	927,684
Rent	2,047,858	4,139,907	2,187,871	4,430,604
Gain on equity-method valuation	—	—	3,902,270	3,913,528
Gain on disposal of investments in subsidiaries	—	1,925,013	1,106,276	1,255,553
Others	13,191,599	14,958,383	4,372,468	6,293,656

	15,239,461	21,024,249	11,569,693	16,944,922

The details of non-operating expenses for the three-month and six-month periods ended June 30, 2016 and 2015, is computed as follows:

(in thousands of Korean won)	2016		2015
	Three months	Six months	Three months	Six months

Loss on disposal of property and equipment	—	920	223	25,727
Loss on disposal of investment properties	—	—	—	2,028
Impairment loss on investment properties	—	—	—	15,327
Impairment loss on intangible assets	7,137,361	7,143,611	—	—
Loss on disposal of investments in subsidiaries	—	266,956	121,450	768,531
Donation	27,167	207,428	4,500	132,549
Loss on equity-method valuation	756,446	859,803	—	—
Impairment loss on property and equipment	11,442,543	11,442,543	—	—
Loss on revaluation of tangible assets	2,156,059	2,156,059	—	—
Others	609,370	763,716	350,546	509,738

	22,128,946	22,841,036	476,719	1,453,900

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

35. Tax Expense and Deferred Tax

Income tax expense is recognized based on the best estimation of the weighted average annual income tax rate expected for the full financial year. The estimated average annual income tax rate used for the year ending December 31, 2016 is 26% (the estimated tax rate for the six-month period ended June 30, 2015: 20%).

36. Earnings per Share

Basic earnings per share for the three-month and six-month periods ended June 30, 2016 and 2015, is computed as follows:

(in thousands of Korean won)	2016		2015
	Three months	Six months	Three months	Six months

Basic earnings per share	(61)	163	382	776

Weighted-average number of ordinary shares outstanding for the three-month and six-month periods ended June 30, 2016 and 2015, is computed as follows:

(in thousands of Korean won)	2016		2015
	Three months	Six months	Three months	Six months

Profit for the period	(13,453,316)	35,890,693	83,958,696	170,685,521
Weighted-average number of ordinary shares outstanding	220,998,805 shares	220,447,733 shares	219,896,660 shares	219,896,660 shares

The Group did not calculate the diluted earnings per share since the potential ordinary shares that the Group issued do not have a dilution effect for the three-month and six-month periods ended June 30, 2016 and 2015.

37. Financial Instruments

There is no significant change in the economic environment or business circumstances that affects measurement on the fair value of the financial assets and liabilities.

37.1 Fair Value of Financial Instruments by Class

Fair values of financial assets and financial liabilities as of June 30, 2016 and December 31, 2015, are as follows:

	June 30, 2016		December 31, 2015
(in thousands of Korean won)	Book value	Fair value	Book value	Fair value

Financial assets
Cash and deposits[1]	2,237,985,909	2,237,985,909	2,086,708,271	2,086,708,271
Financial assets at FVTPL	13,732,823,920	13,732,823,920	12,855,479,151	12,855,479,151
Derivative financial assets	488,212,193	488,212,193	492,241,018	492,241,018
Available-for-sale financial assets	3,024,171,253	3,024,171,253	2,469,258,776	2,469,258,776
Held-to-maturity financial assets	16,468,660	16,608,510	18,023,410	18,111,650
Loans[1]	4,264,042,827	4,267,366,337	3,976,352,706	3,976,324,767
Other financial assets[1]	1,119,163,096	1,119,163,096	860,938,588	861,454,973

	24,882,867,858	24,886,331,218	22,759,001,920	22,759,578,606

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

	June 30, 2016		December 31, 2015
(in thousands of Korean won)	Book value	Fair value	Book value	Fair value
Financial liabilities
Deposits received[1]	3,242,295,230	3,242,295,230	2,768,081,783	2,768,081,783
Financial liabilities at FVTPL	7,891,881,430	7,891,881,430	7,164,228,121	7,164,228,121
Derivative financial liabilities	758,064,692	758,064,692	859,256,828	859,256,828
Borrowings[1]	9,417,439,334	9,429,069,630	8,680,246,914	8,685,692,647
Other financial liabilities[1]	1,132,574,180	1,132,574,180	846,951,028	846,974,145

	22,442,254,866	22,453,885,162	20,318,764,674	20,324,233,524

[1]	The fair values of cash and deposits, loans, other financial assets, deposits received, borrowings and other financial liabilities with maturity dates of less than one year are presented at their book values because the difference between their book values and fair values is not significant.

37.2 Day 1 Profit and Loss

If the Group uses a valuation technique that uses data not obtained from observable markets for the fair value at initial recognition of financial instruments, there could be a difference between the transaction price and the amount determined using that valuation technique. In these circumstances, the fair value of financial instruments is recognized as the transaction price and the difference is amortized by using the straight-line method over the life of the financial instruments. If the fair value of the financial instruments can be subsequently determined using observable market inputs, the remaining deferred amount is immediately recognized in profit or loss.

The aggregate difference yet to be recognized in profit or loss at the beginning and end of the period, and the changes in the balance of this difference, are as follows:

(in thousands of Korean won)	2016	2015

Balances at the beginning of the period (A)	91,313,229	65,862,853
Incurred during the period (B)	(4,941,776)	114,004,582
Amounts recognized in profit or loss during the period (C)	(9,880,310)	(54,778,489)

Balances at the end of period (A+B+C)	76,491,143	125,088,946

37.3 Financial Instruments Measured at Cost

The details of financial instruments measured at cost as of June 30, 2016 and December 31, 2015, are as follows:

(in thousands of Korean won)	Detail		2016	2015

Available-for-sale financial assets	Unlisted Securities, etc.	[1]	60,710,074	80,860,792

[1]	The Group measured some unlisted stocks and investment in partnerships at cost, which are issued by start-up companies since the Group cannot reliably measure their fair value.

37.4 Fair Value Hierarchy

Financial instruments measured at fair value are categorized within the fair value hierarchy, and the defined levels are as follows:

•	Quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1).

•	Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (that is, as prices) or indirectly (that is, derived from prices) (Level 2).

•	Inputs for the asset or liability that are not based on observable market data (that is, unobservable inputs) (Level 3).

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

The fair value hierarchy of financial assets and liabilities measured at fair value as of June 30, 2016 and December 31, 2015, is as follows:

	June 30, 2016
(in thousands of Korean won)	Level 1	Level 2	Level 3	Total

Financial assets at FVTPL
Financial assets designated at FVTPL	—	—	946,785,203	946,785,203
Financial assets held for trading	3,099,192,128	9,686,846,589	—	12,786,038,717
Derivative financial assets(arbitrage)	13,113,839	170,930,589	303,398,240	487,442,668
Derivative financial assets(hedge)	—	769,525	—	769,525
Available-for-sale financial assets	216,325,321	2,301,521,473	445,614,385	2,963,461,179

	3,328,631,288	12,160,068,176	1,695,797,828	17,184,497,292

Financial liabilities at FVTPL
Financial liabilities designated at FVTPL	668,645	—	7,544,500,291	7,545,168,936
Securities in short position	346,712,494	—	—	346,712,494
Derivative financial liabilities(arbitrage)	16,659,983	151,669,013	584,226,654	752,555,650
Derivative financial liabilities(hedge)	—	5,509,042	—	5,509,042

	364,041,122	157,178,055	8,128,726,945	8,649,946,122

	December 31, 2015
(in thousands of Korean won)	Level 1	Level 2	Level 3	Total

Financial assets at FVTPL
Financial assets designated at FVTPL	—	—	701,992,475	701,992,475
Financial assets held for trading	2,963,494,635	9,189,992,041	—	12,153,486,676
Derivative financial assets(arbitrage)	5,937,028	181,002,562	301,611,857	488,551,447
Derivative financial assets(hedge)	—	3,689,571	—	3,689,571
Available-for-sale financial assets	201,023,703	1,766,923,784	420,450,497	2,388,397,984

	3,170,455,366	11,141,607,958	1,424,054,829	15,736,118,153

Financial liabilities at FVTPL
Financial liabilities designated at FVTPL	781,826	—	6,883,666,768	6,884,448,594
Securities in short position	279,779,527	—	—	279,779,527
Derivative financial liabilities(arbitrage)	9,670,552	196,671,651	651,052,656	857,394,859
Derivative financial liabilities(hedge)	—	1,861,969	—	1,861,969

	290,231,905	198,533,620	7,534,719,424	8,023,484,949

37.5 Changes in Recurring Fair Value Measurements Categories of the Fair Value hierarchy

(a) The changes in financial instruments with level 3 fair value for the six-month periods ended June 30, 2016 and 2015, is as follows:

	2016
(in thousands of Korean won)	Financial assets designated at FVTPL	Available-for-sale financial assets	Net derivatives	Financial liabilities designated at FVTPL

Beginning balance	701,992,475	420,450,497	(349,440,799)	(6,883,666,768)
Total gains or losses
Profit or loss	12,755,367	6,436,503	(114,029,766)	11,426,119
Other comprehensive income (expense)	—	(8,180,282)	—	—
Purchases	464,613,906	11,059,456	124,315,548	—
Sales	(232,576,545)	(15,751,789)	(77,740,854)	—
Issues	—	—	(227,614,848)	(3,060,548,049)
Settlements	—	—	363,682,305	2,388,288,407
Others	—	31,600,000	—	—

Ending balance	946,785,203	445,614,385	(280,828,414)	(7,544,500,291)

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

	2015
(in thousands of Korean won)	Financial assets designated at FVTPL	Available-for-sale financial assets	Net derivatives	Financial liabilities designated at FVTPL

Beginning balance	1,057,026,799	378,394,064	(71,161,368)	6,253,516,085
Total gains or losses
Profit or loss	18,612,783	(1,967,482)	80,064,253	138,130,332
Other comprehensive income (expense)	—	2,502,628	—	—
Purchases	550,583,766	163,157,699	41,823,020	—
Sales	(825,876,941)	(16,090,452)	(59,118,351)	—
Issues	—	—	(58,072,679)	6,511,860,119
Settlements	—	—	(40,941,946)	(5,008,949,219)
Others	—	(74,573,114)	—	—

Ending balance	800,346,407	451,423,343	(107,407,071)	7,894,557,317

(b) In relation to changes in level 3 fair value, total gains or losses related to the asset and liabilities held at the reporting date is included in the statements of comprehensive Income for the six-month periods ended June 30, 2016 and 2015, is as follows:

	2016
(in thousands of Korean won)	Financial assets designated at FVTPL	Available-for-sale financial assets	Net derivatives	Financial liabilities designated at FVTPL

Profit or loss
Gain or loss on valuation of financial instruments[1]	11,154,112	6,515,473	16,995,142	31,743,992
Other comprehensive income
Gain or loss on valuation of available-for-sale financial assets[2]	—	(8,225,575)	—	—

	11,154,112	(1,710,102)	16,995,142	31,743,992

	2015
(in thousands of Korean won)	Financial assets designated at FVTPL	Available-for-sale financial assets	Net derivatives	Financial liabilities designated at FVTPL

Profit or loss
Gain or loss on valuation of financial instruments[1]	13,159,165	—	26,883,088	(95,739,286)
Other comprehensive income
Gain or loss on valuation of available-for-sale financial assets[2]	—	915,255	—	—

	13,159,165	915,255	26,883,088	(95,739,286)

[1]	Included in gain on valuation and disposal of financial instruments or loss on valuation and disposal of financial instruments on the statements of income.
[2]	Included in other comprehensive income on the statements of comprehensive income.

37.6 Valuation techniques and Inputs

The Group uses following valuation methods and input variants about recurring/non-recurring fair value measurements, which are classified level 2 and level 3 in fair value hierarchy.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

(a) Valuation techniques and inputs classified by Level 2

	2016
(in thousands of Korean won)	Fair value	Valuation techniques	Inputs

Financial assets held for trading	9,686,846,589	DCF Model, Net asset value	Interest rate, discount rate, exchange rate
Derivative financial assets(arbitrage)	170,930,589	DCF Model, Option-pricing model	Interest rate, stock price, exchange rate, credit spreads
Derivative financial assets(hedge)	769,525	DCF Model, Option-pricing model	Interest rate, exchange rate
Available-for-sale financial assets	2,301,521,473	DCF Model, Net asset value	Interest rate, discount rate, exchange rate
Derivative financial liabilities(arbitrage)	151,669,013	DCF Model, Option-pricing model	Interest rate, stock price, exchange rate, credit spreads
Derivative financial liabilities(hedge)	5,509,042	DCF Model, Option-pricing model	Interest rate, exchange rate

	2015
(in thousands of Korean won)	Fair value	Valuation techniques	Inputs

Financial assets held for trading	9,189,992,041	DCF Model, Net asset value	Interest rate, discount rate, exchange rate
Derivative financial assets(arbitrage)	181,002,562	DCF Model, Option-pricing model	Interest rate, stock price, exchange rate, credit spreads
Derivative financial assets(hedge)	3,689,571	DCF Model, Option-pricing model	Interest rate, exchange rate
Available-for-sale financial assets	1,766,923,784	DCF Model, Net asset value	Interest rate, discount rate, exchange rate
Derivative financial liabilities(arbitrage)	196,671,651	DCF Model, Option-pricing model	Interest rate, stock price, exchange rate, credit spreads
Derivative financial liabilities(hedge)	1,861,969	DCF Model, Option-pricing model	Interest rate, exchange rate

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

(b) Valuation techniques and the Inputs classified by Level 3

	2016
(in millions of Korean won)	Type	Fair value	Valuation techniques	Inputs	Unobservable input	Range	Relevance

Financial assets designated at FVTPL	Equity-linked securities	374,356	DCF model, Closed Form, FDM, Monte Carlo Simulation, Hull and White, Black-Scholes Model, others	Price of underlying asset, interest rate, dividend payout or yield ratio, volatility, correlation, discount rate	Underlying asset volatility	0.134~0.428	Proportional
					Correlation coefficient	0.02~0.59	Proportional
	Other derivative linked securities	241,749			Underlying asset volatility	0.004~0.403	Proportional
	Other OTC derivative combined contract	160,819			Underlying asset volatility	0.134~0.293	Proportional
					Correlation coefficient	0.35~0.6	Proportional
	Debt instruments	88,786			Underlying asset volatility	0.085~0.235	Proportional
	Equity instruments	81,075			Underlying asset volatility	0.105	Proportional
Derivative financial assets(arbitrage)	(*)	303,398			Underlying asset volatility	0.003~0.687	Proportional
					Correlation coefficient	-0.05 ~ 0.6	Proportional
Available-for-sale financial assets	Equity instruments	445,614	DCF model, Risk-adjusted discount rate model	Growth rate, discount rate	Growth rate	0~0.01	Proportional
					Discount rate	0.0462~0.1501	Inversely proportional

		1,695,797

Financial liabilities designated at FVTPL	Equity-linked securities sold	5,343,481	DCF model, Closed Form, FDM, Monte Carlo Simulation, Hull and White, Black-Scholes Model, others	Price of underlying asset, interest rate, dividend payout or yield ratio, volatility, correlation, discount rate	Underlying asset volatility	0.009~0.458	Proportional
					Correlation coefficient	-0.11~0.82	Proportional
	Derivatives combined securities sold	1,908,944			Underlying asset volatility	0.01~0.417	Proportional
					Correlation coefficient	-0.04~0.56	Proportional
	Other OTC derivatives combined contract sold	292,075			Underlying asset volatility	0.078~0.299	Proportional
					Correlation coefficient	0.36~0.58	Proportional
Derivative financial liabilities(arbitrage)	(*)	584,227			Underlying asset volatility	0.01~0.458	Proportional
					Correlation coefficient	-0.11~0.6	Proportional

		8,128,727

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

	2015
(in millions of Korean won)	Type	Fair value	Valuation techniques	Inputs	Unobservable input	Range	Relevance

Financial assets designated at FVTPL	Equity-linked securities	226,363	DCF model, Closed Form, FDM, Monte Carlo Simulation, Hull and White, Black-Scholes Model, others	Price of underlying asset, interest rate, dividend payout or yield ratio, volatility, correlation, discount rate	Underlying asset volatility	0.133~0.41	Proportional
					Correlation coefficient	0.01~0.6	Proportional
	Other derivative linked securities	258,500			Underlying asset volatility	0.007~0.599	Proportional
	Other OTC derivative combined contract	81,889			Underlying asset volatility	0.133~0.259	Proportional
					Correlation coefficient	0.34~0.57	Proportional
	Debt instruments	72,028			Underlying asset volatility	0.085~0.235	Proportional
	Equity instruments	63,212			Underlying asset volatility	0.105	Proportional
Derivative financial assets(arbitrage)	(*)	301,612			Underlying asset volatility	0.005~0.973	Proportional
					Correlation coefficient	-0.07~0.57	Proportional
Available-for-sale financial assets	Equity instruments	420,451	DCF model, Risk-adjusted discount rate model	Growth rate, discount rate	Growth rate	0.049~0.144	Proportional
					Discount rate	0~0.01	Inversely proportional

		1,424,055

Financial liabilities designated at FVTPL	Equity-linked securities sold	4,810,641	DCF model, Closed Form, FDM, Monte Carlo Simulation, Hull and White, Black-Scholes Model, others	Price of underlying asset, interest rate, dividend payout or yield ratio, volatility, correlation, discount rate	Underlying asset volatility	0.01~0.684	Proportional
					Correlation coefficient	-0.04~0.8	Proportional
	Derivatives combined securities sold	1,869,127			Underlying asset volatility	0.01~0.599	Proportional
					Correlation coefficient	0.03~0.5	Proportional
	Other OTC derivatives combined contract sold	203,899			Underlying asset volatility	0.133~0.289	Proportional
					Correlation coefficient	0.34~0.55	Proportional
Derivative financial liabilities(arbitrage)	(*)	651,052			Underlying asset volatility	0.01~1.057	Proportional
					Correlation coefficient	-0.07~0.57	Proportional

		7,534,719

(*)	Derivatives which derive their value from interest rate, stock price, foreign exchange rate, commodity price, credit rate and others are included.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

37.7 Valuation Process for Fair Value Measurements Categorized Within Level 3 of the Fair Value Hierarchy

The fair value of financial instruments classified as Level 3 is determined by external valuation or self-valuation of the Group. Unobservable inputs are produced by the external assessor or internal valuation system and the Group reviews the adequacy of inputs. The risk council reviews the adequacy of the assessment methodology and valuation method of external assessor. The agenda of the risk council is to be reported or approved by the risk committee.

37.8 Sensitivity Analysis of Recurring Fair Value Measurements Categorized Within Level 3 of the Fair Value Hierarchy

Sensitivity analysis of financial instruments is performed to measure favorable and unfavorable changes in the fair value of financial instruments which are affected by the unobservable inputs, using a statistical technique. When the fair value is affected by more than two inputs, the amounts represent the most favorable or most unfavorable.

The results of the sensitivity analysis for the effect on profit or loss from changes in inputs for each financial instrument as of June 30, 2016 and December 31, 2015, are as follows.

	June 30, 2016
	Profit and loss		Other comprehensive income
(in thousands of Korean won)	Favorable changes	Unfavorable changes	Favorable changes	Unfavorable changes

Financial assets designated at FVTPL[1]	(3,999)	4,218	—	—
Derivative financial assets(arbitrage) [1]	(5,373)	15,200	—	—
Available-for-sale financial assets[2]	—	—	32,335	(12,205)
Financial liabilities designated at FVTPL[1]	74,061	(81,679)	—	—
Derivative financial liabilities(arbitrage) [1]	(50,344)	51,386	—	—

	December 31, 2015
	Profit and loss		Other comprehensive income
(in thousands of Korean won)	Favorable changes	Unfavorable changes	Favorable changes	Unfavorable changes

Financial assets designated at FVTPL[1]	(2,896)	3,131	—	—
Derivative financial assets(arbitrage) [1]	(18,598)	17,665	—	—
Available-for-sale financial assets[2]	—	—	30,286	(10,284)
Financial liabilities designated at FVTPL[1]	70,027	(78,755)	—	—
Derivative financial liabilities(arbitrage) [1]	(40,138)	42,108	—	—

[1]	Measured by changes in fair value based on the increased or decreased unobservable inputs by 10%.
[2]	Measured by changes in fair value based on growth rate (-1–1%) and discount rate (-1–1%) that are unobservable inputs

38. Financial Asset Transfer Transactions

As of June 30, 2016 and December 31, 2015, relevant information about transferred financial assets which do not qualify for derecognition is as follows:

	June 30, 2016
	Financial assets at FVTPL	Available-for-sale financial assets		Held-to- maturity financial assets
(in thousands of Korean won)	Debt instruments[1]	Debt instruments[1]	Equity instruments[3]	Debt instruments[1]

Book value of assets	4,986,107,040	1,748,125,776	49,344,312	9,885,098
Book value of related liabilities	4,746,189,645	1,662,623,830	46,363,681	9,500,000

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

	December 31, 2015
	Financial assets at FVTPL		Available-for-sale financial assets
(in thousands of Korean won)	Debt instruments[1]	Equity instruments[2]	Debt instruments[1]	Equity instruments[3]

Book value of assets	5,000,711,444	7,842,000	1,243,699,456	47,911,735
Book value of related liabilities	4,757,072,818	—	1,184,309,124	46,363,681

[1]	Transferred debt instruments under repurchase agreements.
[2]	Transferred equity instruments under securities lending agreements.
[3]	The Group transferred Hyundai Elevator Co., Ltd. stocks at ~~W~~46,364 million to Natixis Bank and made a TRS agreement. If the price of the transferred assets fluctuates depending on the contract, the risk becomes primarily vested in the Group.

39. Assets Pledged as Collateral

The details of financial assets pledged as collateral as of June 30, 2016 and December 31, 2015, are as follows:

(in thousands of Korean won)	Description	June 30, 2016	December 31, 2015	Security right holder

Financial assets designated at FVTPL	Guarantee deposits for lending and borrowing securities and bond	1,644,348,348	1,666,921,335	Korea Securities Depository, etc.
	Margin required and Guarantee deposits for derivatives trading	1,380,916,352	1,179,664,035	Korea Exchange, etc.
	Guarantee deposits for clearing fund	1,045,484	1,035,690	Korea Securities Depository
	Guarantee deposits for trading bonds under repurchase agreements	4,986,107,040	5,000,711,444	Customer, Institution
Available-for-sale financial assets	Guarantee deposits for lending and borrowing securities and bond	151,909,836	258,328,359	Korea Securities Depository, etc.
	Guarantee deposits for derivatives trading	78,010,175	30,257,245	Hana Financial Investment Co., Ltd., etc
	Guarantee deposits for trading bonds under repurchase agreements	1,748,125,776	1,243,699,456	Customer
Held-to-maturity financial assets	Guarantee deposits for lending and borrowing securities (bonds)	6,468,660	18,023,410	Federation of savings banks and others
	Guarantee deposits for trading bonds under repurchase agreements	9,885,098	—	Customer

		10,006,816,769	9,398,640,974

The Group provides ~~W~~2,011,882 million of its borrowing securities and securities held as collateral with KSFC and others as of June 30, 2016.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

40. Contingent Liabilities and Commitments

The Group has entered into various agreements with various financial institutions as of June 30, 2016 and December 31, 2015, as follows:

		Credit facility
(in thousands of Korean won)	Financial Institutions	June 30, 2016	December 31, 2015

Overdraft (including daily overdraft)	Kookmin Bank and other five banks	495,000,000	500,000,000
General loan	Kookmin Bank and other two bank	60,000,000	60,000,000
Securities underwriting loan	KSFC	700,000,000	700,000,000
Working capital loan (general)	KSFC	500,000,000	500,000,000
Note trading at a discount (general)	KSFC	200,000,000	200,000,000
Note trading at a discount (trust)	KSFC	Limit of subscription deposits	Limit of subscription deposits
Bond dealer’s loan (general)	KSFC	850,000,000	850,000,000
Mortgage loan financing	KSFC	700,000,000	700,000,000
Domestic exchange net debt limitation	Federation of savings banks	4,000,000	4,000,000
Magin Financing line	United Overseas Bank	23,294,000	23,440,000

As of June 30, 2016 and December 31, 2015, the Group is involved in pending lawsuits, as follows:

	June 30, 2016		December 31, 2015
(in thousands of Korean won)	Number of lawsuits	Amount	Number of lawsuits	Amount

Defendant	24	22,170,654	25	16,591,972
Plaintiff	33	31,600,928	35	41,633,674

The Group’s management believes that the final loss of these litigations is uncertain and the ultimate outcome of these litigations will not have a significant impact on the consolidated financial statements of the Group.

The Group entered into a contract on conditional purchase agreement of ABCP and asset-backed shortterm bonds with Songdo M1 The 1st LLC and others. ABCP and asset-backed short-term bonds backed by loans were issued by Songdo M1 The 1st LLC and others amounting to ~~W~~868.9 billion. The Group should purchase the remaining unsold ABCP and asset-backed short-term bonds in each issuance date on the condition that the effective credit rating of Songdo M1 The 1st LLC and others is maintained. Meanwhile, there are ~~W~~0.4 billion on ABCP and asset-backed short-term bonds that the Group purchased through the purchase agreement.

The Group provides payment guarantees for compensation for the shareholders’ loss on condition that certain debtors (warrantees) do not pay the dues according to the initial or revised contract terms of debt instruments. The total balance of related guarantee is ~~W~~789.5 billion as of June 30, 2016.

The Group has been provided with ~~W~~2,963 million in guarantees related to provisional attachment and others by Seoul Guarantee Insurance as of June 30, 2016. In addition, the Group has entered into insurance contract with First American Title Insurance Company (coverage amount: ~~W~~437,355 million) to cover credit losses of loans arising from the defects of property ownership in process of loan application.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

The Group’s securities borrowed and securities loaned as of June 30, 2016 and December 31, 2015, are as follows:

(in thousands of Korean won)	June 30, 2016	December 31, 2015	Valuation basis

Securities borrowed
Stocks	1,718,124,278	1,058,297,147	Fair value
National and local government bonds	1,509,000,061	1,770,235,486	Fair value

Securities loaned
Stocks	660,903,116	401,017,691	Fair value

The securities in custody as of June 30, 2016 and December 31, 2015, are as follows:

(in thousands of Korean won)	June 30, 2016	December 31, 2015	Valuation method

Trustor securities	64,534,351,211	62,449,161,157	Fair value
Saver securities	62,950,179	69,842,254	Fair value
Beneficiary securities	5,644,079,572	5,221,850,849	Standard sold price

	70,241,380,962	67,740,854,260

41. Related Party Transactions

As of June 30, 2016, KB Financial Group Inc. and its subsidiaries exercise significant influences over the Group.

Details of associates and other related parties that have sales and other transactions with the Group or have receivables and payables balances as of June 30, 2016 and December 31, 2015, are as follows:

	June 30, 2016	December 31, 2015
Associates	Hyundai-Tongyang Agrifood Private Equity Fund	Hyundai-Tongyang Agrifood Private Equity Fund
	Keystone-Hyundai Sec. No.1 Private Equity Fund	Keystone-Hyundai Sec. No.1 Private Equity Fund
Others	KB Financial Group Inc.	-
	Kookmin Bank	-
	KB Investment & Securities Co., Ltd.	-
	KB Asset Management	-
	KB Insurance Co., Ltd.	-
	KB Kookmin Card Co., Ltd.	-
	KB Life Indurance Company	-
	KB No.5 Special Purpose Acquisition Company	-
	KB No.7 Special Purpose Acquisition Company	-
	KB No.8 Special Purpose Acquisition Company	-
	KB No.9 Special Purpose Acquisition Company	-
	-	Hyundai Merchant Marine Co., Ltd.
	-	Hyundai Ubiquitous & Information Technology Co., Ltd.
	-	Hyundai L&R Co., Ltd.
	-	Hst Co., Ltd
	-	Hyundai Research Institutue
	-	Hyundai Elevator Co., Ltd.
	-	Hyundai Asan Corporation
	-	Able Hyundai Hotel & Resort Co., Ltd.
	-	Hyundai Learning&Training Center
	-	Haeyoung Maritime Services Co., Ltd.
	-	Hyundai Ocean Service Co., Ltd.
	-	Hometextile Korea Co., Ltd.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

During the six-month period ended June 30, 2016, as KB Financial Group Inc. takes over the entire shares held by Hyundai Merchant Marine Co., Ltd., the affiliates of Hyundai Group such as Hyundai U&I and others are excluded from the scope of other related parties after the six-month period ended June 30, 2016 (Note 1).

Significant balances, excluding loans and borrowings with related parties, as of June 30, 2016 and December 31, 2015, are as follows:

	June 30, 2016		December 31, 2015
(in thousands of Korean won)	Receivables	Payables	Receivables

Others
KB Financial Group Inc.	—	223,000	—
Kookmin Bank	7,177,156	4,126,500	—
KB Investment & Securities Co., Ltd.	2,704,793	90,717,526	—
KB Asset Management	—	10,029,828	—
KB Insurance Co., Ltd.	59,140	10,547,523	—
KB Kookmin Card Co., Ltd.	—	2,217,000	—
Hyundai Ubiquitous & Information Technology Co., Ltd.	—	—	184,932
Able Hyundai Hotel & Resort Co., Ltd.	—	—	10,500,000
Hyundai L&R Co., Ltd.	—	—	573,685

Significant transactions with related parties and large business groups for the six-month periods ended June 30, 2016 and 2015, are as follows:

	2016		2015
(in thousands of Korean won)	Income	Expenses	Income	Expenses

Associates
Hyundai-Tongyang Agrifood Private Equity Fund	195,532	—	70,441	—
Keystone-Hyundai Sec. No.1 Private Equity Fund	59,725	—	5,911	—
Others [1]
Able Hyundai Hotel & Resort Co., Ltd.	7,044	255,387	47,593	436,070
Hst Co., Ltd.	—	1,694,527	—	1,470,109
Hyundai Research Institutue	481,260	859,855	481,260	1,024,140
Hyundai Learning&Training Center	840	2,045,478	840	2,066,157
Haeyoung Maritime Services Co., Ltd.	560	—	560	—
Hyundai Merchant Marine Co., Ltd.	15,253,767	31,980	579,000	2,629,046
Hyundai Asan Corporation	1,260	106,768	1,260	1,089,218
Hyundai Elevator Co., Ltd.	245,992	3,899,560	98,150	36,540
Hyundai L&R Co., Ltd.	2,526,531	—	1,287,067	—
Hyundai Ubiquitous & Information Technology Co., Ltd.	1,200,840	6,214,850	1,200,840	6,920,191
Hyundai Ocean Service Co., Ltd.	560	—	840	—

The Group
Employees	619,750	312	565,276	1,022

[1]	Excluded from other related parties during the six-month period ended June 30, 2016, and the amount is transaction amount while they are related parties of the Group.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

Significant loans and borrowings with related parties for the six-month periods ended June 30, 2016 and 2015, is as follows:

	2016
(in thousands of Korean won)	Accounts	Beginning balance	Increase	Decrease	Changes in scope	Ending balance

Others
Kookmin Bank	Cash and cash equivalents	—	—	—	82,133,726	82,133,726
	Held-for-trading bonds	—	—	—	166,888,803	166,888,803
	AFS bonds	—	—	—	50,272,832	50,272,832
KB Asset Management	Funds held for trading	—	—	—	86,259	86,259
KB Capital Co., Ltd.	Deposits received	—	—	—	491,432	491,432
KB Life Indurance Company	Deposits received	—	—	—	4,000,000	4,000,000
Hyundai Ubiquitous & Information Technology Co., Ltd.	Securities sold under reverse resale agreements	45,134	5,302,308	(5,347,435)	(7)	—
	AFS bonds	21,369,569	—	(757,014)	(20,612,555)	—
Hyundai Research Institutue	Securities sold under reverse resale agreements	745,951	2,241,148	(2,459,274)	(527,825)	—
Hyundai L&R Co., Ltd.	Loans	57,000,000	—	(1,000,000)	(56,000,000)	—
Able Hyundai Hotel & Resort Co., Ltd.	Securities sold under reverse resale agreements	12,803,281	49,077,498	(44,303,656)	(17,577,123)	—
Hst Co., Ltd.	Securities sold under reverse resale agreements	2,138,143	15,169,632	(14,855,407)	(2,452,368)	—
The Group
Employees	Loans to employees	68,370,000	894,150	(4,161,983)	—	65,102,167
	Deposits Received	103,486	264	—	—	103,750

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

	2015
(in thousands of Korean won)	Accounts	Beginning balance	Increase	Decrease	Ending balance

Others
Hyundai Ubiquitous & Information Technology Co., Ltd.	Securities sold under reverse resale agreements	—	9,419,745	(9,419,745)	—
	AFS bonds	20,010,566	691,348	—	20,701,914
Hyundai Research Institutue	Securities sold under reverse resale agreements	2,245,419	9,012,837	(9,799,259)	1,458,997
Hyundai L&R Co., Ltd.	Loans [1]	61,000,000	—	—	61,000,000
Able Hyundai Hotel & Resort Co., Ltd.	Securities sold under reverse resale agreements	13,012,005	43,610,284	(39,844,435)	16,777,854
Hyundai Merchant Marine Co., Ltd	Loans	—	9,120,000	(9,120,000)	—
	Private placement bonds designated as at FVTPL	—	6,080,000	(6,080,000)	—
	Securities sold under reverse resale agreements	—	20,000,000	(20,000,000)	—
Hst Co., Ltd.	Securities sold under reverse resale agreements	1,397,990	12,623,879	(12,125,585)	1,896,284
The Group
Employees	Loans to employees	86,565,355	519,541	(14,424,626)	72,660,270
	Deposits Received	—	102,834	(102,834)	—

[1]	The Group received, as collateral from Able Hyundai Hotel & Resort Co., Ltd. (Able Hyundai), Able Hyundai’s construction receivables, its deposits in Korea Exchange Bank, 2,400,100 shares and 15,000 convertible preferred shares of Able Hyundai, and has a pledge contract for the collateral, whose amount is ~~W~~61,000 million and limit is ~~W~~79,300 million. The expiration of the pledge contract is the earlier between the payment of liability and the fifth-year anniversary since the commencement of the contract.

As of June 30, 2016, details of significant collateral provided to related parties are as follows:

	June 30, 2016
(in thousands of Korean won)	Collateral	Book value	Collateral value

Others
Kookmin Bank	Time deposits etc.	100,000,000	100,000,000
KB Investment & Securities Co., Ltd.	Bonds Issued in Won	105,665,764	97,366,500

The Group entered into limit agreements such as a borrowing limit agreement of ~~W~~165,000 million with Kookmin Bank (Note 40).

Purchased property and equipment and intangible assets from related parties for the six-month periods ended June 30, 2016 and 2015, is as follows:

(in thousands of Korean won)	2016	2015

Others [1]
Hyundai Ubiquitous & Information Technology Co., Ltd.	415,764	3,127,639
Hst Co., Ltd.	269,625	401,526

[1]	Excluded from other related parties during the six-month period ended June 30, 2016, and the amount is transaction amount while they are related parties of the Group.

HYUNDAI SECURITIES Co., Ltd. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015, and December 31, 2015

Equity transactions with related parties for the six-month periods ended June 30, 2016 and 2015, are as follows:

(in thousands of Korean won)
	Related party	Transactions	2016	2015

Capital decrease	Hyundai-Tongyang Agrifood Private Equity Fund (Associates)	Cash	—	305,575
Paid-in capital	Keystone-Hyundai Sec. No.1 Private Equity Fund (Associates)	Cash	—	1,925,000
	K Bank(Associates)	Cash	25,000,000	—
	KB No.5 Special Purpose Acquisition Company (Others)	Cash	131,700	—
	KB No.7 Special Purpose Acquisition Company (Others)	Cash	917,284	—
	KB No.8 Special Purpose Acquisition Company (Others)	Cash	146,880	—
	KB No.9 Special Purpose Acquisition Company (Others)	Cash	198,000	—

The key management and their compensation for the six-month periods ended June 30, 2016 and 2015, are as follows:

(in thousands of Korean won)	2016	2015

Expenses for salaries	7,570,277	10,189,618
Severance benefits	1,089,721	653,457

	8,659,998	10,843,075